       As filed with the Securities and Exchange Commission on April 8, 2003

                                                        Registration No. 2-26342
                                                                   No. 811-61434
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-3


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                     Post-Effective Amendment No. 52  [X]
                                  and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            Amendment No. 37  [X]

             LINCOLN NATIONAL VARIABLE ANNUITY FUND A (INDIVIDUAL)

             -----------------------------------------------------

                          [Exact Name of Registrant]

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  -------------------------------------------
                          [Name of Insurance Company]

     1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Indiana  46801
     -----------------------------------------------------------------------

     (Address of Insurance Company's Principal Executive Offices) (Zip Code) Insurance Company's Telephone Number, including Area Code (260)455-2000
     -----------------------------------------------------------------------

                        Elizabeth A. Frederick, Esquire
                  The Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                                 P.O. Box 1110
                           Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)


                                   Copy to:


                               W. Thomas Conner
                    Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                             Washington, DC 20004


                    ---------------------------------------

It is proposed that this filing will become effective:

           immediately upon filing pursuant to paragraph (b) of Rule 485
-----

  X        on 5/01/03 pursuant to paragraph (b) of Rule 485
-----
           60 days after filing pursuant to paragraph (a)(1) of Rule 485
-----
           on April 30, 1999 pursuant to paragraph (a)(1) of Rule 485
-----
           75 days after filing pursuant to paragraph (a)(2) of Rule 485
-----
           on            pursuant to paragraph (a)(2) of Rule 485.
-----

If appropriate, check the following box:

                   this Post-Effective Amendment designates a new effective date
-----              for a previously filed Post-Effective Amendment.

Lincoln National
Variable Annuity Fund A
Individual variable annuity contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
P.O. Box 2340
Fort Wayne, Indiana 46802
Telephone: 1-800-454-6265
www.LincolnRetirement.com


This Prospectus describes an individual variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life) for use with certain qualified and non-qualified retirement plans. The contractowner does not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that the contractowner cannot outlive or for an agreed upon time. These benefits may be a variable or a fixed amount, or a combination of both. If the contractowner or annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit.

Additional purchase payments may be made to periodic payment contracts and must be at least $25 per payment, and total $600 annually.


The contractowner chooses whether the contract value accumulates on a variable or a fixed (guaranteed) basis or both. If the contractowner puts purchase payments into the fixed account, we guarantee the principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.



All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Fund A (the fund or Variable Annuity Account
(VAA)), a segregated investment account of Lincoln Life. The main investment objective of the fund is the long-term growth of capital in relation to the changing value of the dollar. A secondary investment objective is the production of current income. The fund seeks to accomplish these objectives by investing in equity securities, primarily common stocks.


The contractowner takes all the investment risk on the contract value and the retirement income derived from purchase payments into the fund. If the fund makes money, the contract value goes up; if the fund loses money, the contract value goes down. How much the contract value goes up or down depends on the performance of the fund. We do not guarantee how the fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees any investment in the contract.

This Prospectus gives information about the contracts that one should know before deciding to buy a contract and make purchase payments. This Prospectus should be kept for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


A Statement of Additional Information (SAI) dated May 1, 2003 about the contracts has more information about the contracts, and its terms are made part of this Prospectus. For a free copy, write: Annuities Customer Service, The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46802, or call: 1-800-454-6265. The SAI and other information about Lincoln Life and the fund are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.



May 1, 2003

Table of contents

Item                                         Page
-------------------------------------------------
Special terms                                 2
-------------------------------------------------
Expense tables                                3
-------------------------------------------------
Summary                                       4
-------------------------------------------------
Condensed financial information for the fund  5
-------------------------------------------------
Investment results                            6
-------------------------------------------------
Financial statements                          6
-------------------------------------------------
Lincoln National Life Insurance Co.           6
-------------------------------------------------
Fixed side of the contract                    6
-------------------------------------------------
Fund A                                        6
-------------------------------------------------
Charges and other deductions                  7
-------------------------------------------------
The contracts                                 8
-------------------------------------------------

                   Item                                  Page
                   ------------------------------------------
                   Annuity payout options                 11
                   ------------------------------------------
                   More information about the fund        13
                   ------------------------------------------
                   Federal tax matters                    14
                   ------------------------------------------
                   Voting rights                          18
                   ------------------------------------------
                   Distribution of the contracts          18
                   ------------------------------------------
                   State regulation                       18
                   ------------------------------------------
                   Restrictions under the Texas Optional
                   Retirement Program                     18
                   ------------------------------------------
                   Records and reports                    18
                   ------------------------------------------
                   Other information                      18
                   ------------------------------------------
                   Table of Contents for SAI              19
                   ------------------------------------------


Special terms


In this prospectus the following terms have the indicated meanings:


Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the commencement of annuity date.

Annuitant--The person on whose life the annuity benefit payments are based and made to after the annuity commencement date.

Annuity Commencement Date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity benefits under the annuity payout option you select.

Annuity unit--A measure used to calculate the amount of annuity payouts after the annuity commencement date.

Beneficiary--The person the contractowner chooses to receive the death benefit that is paid if the contractowner or annuitant dies before the annuity commencement date.

Contractowner--The annuitant or other designated person, except in cases where a contract is issued to a trustee of a trust or a custodian (1) of a qualified pension or profit-sharing plan or (2) of an Individual Retirement Annuity (under Sections 401(a) and 408 of the Internal Revenue Code, or "tax code"), or
(3) where a contract is issued in connection with a deferred compensation plan (under Section 457 of the tax code). In these cases, the contractowner is the trustee or custodian.


Contract value--At a given time, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--The amount payable to the designated beneficiary if the contractowner or annuitant dies before the annuity commencement date.

Lincoln Life (the Company, we, us, our)--The Lincoln National Life Insurance Company.

Purchase payments--Amounts paid into the contract.

Participant--The individual participating in the qualified pension or profit-sharing plan, deferred compensation plan, tax deferred annuity, or tax sheltered annuity.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (normally, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:
(as a percentage of purchase payments unless otherwise indicated)

                                                    Single  Periodic
                                                    Premium Premium
                                                    (SP)    (PP)
                                                    ------- --------
           Sales load on purchase payments          2%+$50   4.25%
           Administrative expense                      $65   1.00%
           Minimum death benefit rider (if elected)   .75%    .75%

We may waive or reduce these charges in certain situations. See Charges and other deductions. For existing holders of periodic payment contracts, we may increase the combined sales and administrative expense charge above 5.25% for any year's payment that is more than twice the original year's payment.

Fund A annual expenses (as a percentage of average net assets)

                    Management fees                   0.32%
                    Mortality and expense risk charge 1.00%

                                                      -----
                       Total Annual Expenses          1.32%

Examples
(expenses of the contract and the fund)

                                                1 Year    3 Years   5 Years  10 Years
                                               S.P. P.P. S.P. P.P. S.P. P.P. S.P. P.P.
--------------------------------------------------------------------------------------
Contractowner would pay the following expenses
on a $1,000 investment, assuming 5% annual
return on assets:                              $154 $73  $179 $99  $205 $128 $279 $210

We provide this table and these examples to help the contractowner and participant understand the direct and indirect costs and expenses of the contract and the fund. The examples assume that the minimum death benefit is in effect. Without this benefit, expenses would be lower.

For more information, see Charges and other deductions in this Prospectus. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is an individual annuity contract between the contractowner and Lincoln Life, and is one of two types: an immediate annuity or a deferred annuity. Immediate annuities may only be purchased with a single payment; deferred annuities may be purchased with a single payment or periodic payments. It may provide for a fixed annuity and/or a variable annuity. The contracts are no longer being sold to new contractowners. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

What is the fund? It is a separate account we established under Indiana insurance law, and registered with the SEC as a management investment company. Fund assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Fund A.

Who invests the money? The investment adviser for the fund is Lincoln Life. The sub-adviser for the fund is Delaware Management Company (DMC). See Fund A--Investment adviser.

How is the money invested? The principal investment objective of the fund is the long-term growth of capital in relation to the changing value of the dollar. A secondary investment objective is the production of current income. See Fund A--Investment advisor.

How does the contract work? A contractowner purchases accumulation units with purchase payments during the accumulation phase. If the contractowner decides to purchase annuity payouts, the accumulation units are converted to annuity units. The amount of an annuity payout will be based on the number of annuity units received and the value of each annuity unit on payout days. See The contracts.

What charges are there under the contract? We deduct sales load from each purchase payment (2% +$50 from a single payment, 4.25% from each periodic payment), along with an administrative expense ($65 from a single payment, 1.00% from each periodic premium); and if the contractowner elects the minimum death benefit, an additional charge of 0.75% from each purchase payment. We may reduce or waive these charges in certain situations. See Charges and other deductions.

We also will deduct any applicable premium tax from purchase payments.

The fund pays to us a management fee equal to an annual rate of 0.323%, and a mortality and expense risk charge equal to 1.00%, of the average daily net asset value of the fund. See Fund A--Investment management.

For information about the compensation we pay in connection with premium payments under the contracts, see The contracts--Commissions.

What purchase payments must be made, and how often? Subject to the minimum payment amounts, the payments are completely flexible. See The contracts-- Periodic Purchase payments.

How will the annuity payouts be calculated? If the contractowner decides to annuitize, he or she may select an annuity option and start receiving annuity payouts from the contract on a fixed basis, a variable basis, or a combination of both. See Annuity payout options. Remember that participants in the fund benefit from any gain, and take a risk of any loss, in the value of the securities in the fund's portfolio.

What happens if the contractowner or annuitant dies before annuitization? If the contractowner elects the minimum death benefit, and the annuitant is age 64 or younger at the time of death, the beneficiary will receive the greater of purchase payments (less Rider Premiums and withdrawals) or contract value. If the contractowner does not elect the minimum death benefit or the annuitant is 65 or older at the time of death, the beneficiary will receive contract value. The beneficiary has options as to how the death benefit is paid. See Death benefit before the annuity commencement date.

May contract value be transferred between the variable and fixed sides of the contract? Yes, with certain limits. See The contracts--Transfers.


May the contractowner surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. A portion of surrender/withdrawal proceeds may be taxable. In addition, if the contractowner decides to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters--Federal income tax withholding.

Condensed financial information for the fund

(For an accumulation unit outstanding throughout the year)

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the fund for periods ending December 31 is derived from the fund's financial statements which have been audited by Ernst & Young LLP, independent auditors. It should be read along with the fund's financial statements, notes and report of independent auditors which are included in the SAI.


                                             2002     2001     2000      1999     1998     1997     1996    1995    1994
---------------------------------------------------------------------------------------------------------------------------
Investment income......................... $  .253  $  .249  $  .265   $  .283  $  .301  $  .286  $  .267  $ .251  $ .217
Expenses..................................    .191     .228     .275      .256     .217     .178     .139    .114    .095

                                           -------  -------  -------   -------  -------  -------  -------  ------  ------
Net investment income.....................    .062     .021    (.010)     .027     .084     .108     .128    .137    .122
Net realized and unrealized gain (loss) on
  investments.............................  (4.238)  (2.354)  (2.454)    3.106    3.028    3.755    1.735   2.539   (.040)

                                           -------  -------  -------   -------  -------  -------  -------  ------  ------
Net increase (decrease) in accumulation
 unit value...............................  (4.176)  (2.333)  (2.464)    3.133    3.112    3.863    1.863   2.676    .082
Accumulation unit value at beginning of
  year....................................  17.048   19.381   21.845    18.712   15.600   11.737    9.874   7.198   7.116

                                           -------  -------  -------   -------  -------  -------  -------  ------  ------
ACCUMULATION UNIT VALUE AT END
 OF YEAR.................................. $12.872  $17.048  $19.381   $21.845  $18.712  $15.600  $11.737  $9.874  $7.198

                                           =======  =======  =======   =======  =======  =======  =======  ======  ======
                  RATIOS

Ratio of expenses to average net assets...    1.28%    1.28%    1.28%     1.28%    1.28%    1.27%    1.28%   1.28%   1.27%
Ratio of net investment income to average
  net assets..............................     .41%     .12%    (.05)%     .14%     .49%     .77%    1.17%   1.65%   1.75%
Portfolio turnover rate...................   60.26%   78.03%   66.67%    21.46%   31.10%   32.56%   49.94%  48.95%  64.09%
Number of accumulation units
 outstanding at end of year (expressed in
 thousands)...............................   4,747    5,305    5,787     6,366    7,176    7,723    8,462   9,569   9,908


                                             1993
---------------------------------------------------
Investment income......................... $  .204
Expenses..................................    .090

                                           -------
Net investment income.....................    .114
Net realized and unrealized gain (loss) on
  investments.............................    .522

                                           -------
Net increase (decrease) in accumulation
 unit value...............................    .636
Accumulation unit value at beginning of
  year....................................   6.480

                                           -------
ACCUMULATION UNIT VALUE AT END
 OF YEAR.................................. $ 7.116

                                           =======
                  RATIOS

Ratio of expenses to average net assets...    1.27%
Ratio of net investment income to average
  net assets..............................    1.72%
Portfolio turnover rate...................   49.90%
Number of accumulation units
 outstanding at end of year (expressed in
 thousands)...............................  11,538

Investment results

At times, the fund may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in the changes in unit value. See the SAI for further information. Performance is based on past performance and does not indicate or represent future performance.

Financial statements


The financial statements for the fund and for Lincoln Life are located in the SAI. For a free copy of the SAI, call 1-800-454-6265.



The Lincoln National Life Insurance Company



The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Fixed side of the contract

Net purchase payments (Gross Purchase Payments minus sales and administrative expenses) allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the fund. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as securities under the Securities Act of 1933 and has not registered the general account as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests in it are regulated under the Securities Act or the Investment Company Act. Lincoln Life has been advised that the staff of the SEC has not reviewed the disclosures included in this Prospectus which relate to our general account and to the fixed account under the contract. Certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus may apply to these disclosures, however. This Prospectus serves as a disclosure document only for aspects of the contract involving the fund, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

The contract specifies that net purchase payments allocated to the fixed side of the contract will be credited with a minimum interest rate of at least 3.5%. A net purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt of that purchase payment, if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.5% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.5% WILL BE DECLARED.

Fund A

On September 16, 1966, we established the fund as a segregated investment account under Indiana Law. It is registered with the SEC as an open-end, diversified management investment company under the provisions of the Investment Company Act of 1940 (Investment Company Act). Diversified means not owning too great a percentage of the securities of any one company. The fund is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the fund are, in accordance with the applicable contracts, credited to or charged against the fund. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The obligations arising under the contract are obligations of Lincoln Life. The fund satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the fund. Any investment gain or loss depends on the investment performance of the fund. The contractowner assumes the full investment risk for all amounts placed in the fund.

The fund is used to support annuity contracts offered by Lincoln Life other than the contracts described in this prospectus. The other annuity contracts may have different charges that could affect performance, and they offer different benefits.

Investment adviser

We are the investment adviser for the fund. We have been registered under the Investment Advisers Act of 1940 since 1967. For more information about us, see The Lincoln National Life Insurance Company, above; and Management, in the SAI.


The current board of managers for the fund was elected by the contractowners (See Voting rights.) A majority of these managers are not otherwise interested persons of Lincoln Life as the term "interested persons" is defined in the Investment Company Act. The Board is responsible for authorizing investment programs for the fund, for recommending any appropriate changes to those objectives and policies, and for contracting for certain services necessary to the operation of the fund.

In performing investment management services, we provide the board of managers with an investment program for its approval. Once the investment program is approved, we execute the program by placing orders for the purchase or sale of the assets of the fund. We also provide overall management of the fund's business affairs, subject to the authority of the board of managers.


A sub-advisory agreement is in effect between Lincoln Life and Delaware Management Company (DMC), a series of Delaware Management Business Trust
(DMBT), 2005 Market Street, Philadelphia, PA 19103, a Delaware corporation that is registered with the SEC as an investment adviser. DMBT is a wholly owned indirect subsidiary of Lincoln National Investments, Inc. and ultimately of Lincoln National Corporation. Under the sub-advisory agreement, DMC may perform substantially all of the investment advisory services required by the fund. However, we remain primarily responsible for investment decisions affecting the fund, and no additional compensation from the assets of the fund is assessed as a result of this agreement.


Investment objective and policies
The primary investment objective of the fund is long-term growth of capital in relation to the changing value of the dollar. We will make investments with the objective of providing annuity payments which reflect changes in the value of the dollar over the long term. A secondary investment objective is the production of current income. Generally, we will reinvest income and realized capital gains.

We usually will invest the fund's assets in a portfolio of equity securities, mainly common stocks, diversified over industries and companies. Diversification means that we will keep the investments spread out over different industries, and different companies within each industry. We will not concentrate any more than 25% of the fund's assets in any one industry. Diversification, however, does not eliminate the risks inherent in the making of equity investments. These investment objectives and policies are "fundamental." That is, they may not be changed without approval by a majority of contractowners.

Risks
Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the prices of securities have declined while the cost of living was rising.

The value of the investments held in the fund fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in such investments necessary to meet changes in economic conditions.

We will not invest more than 10% of the fund's assets in securities which are privately placed with financial institutions (and cannot be sold to the public without registering with the SEC) ("restricted securities"). We limit investment in restricted securities because the fund may not be able to sell them quickly at a reasonable price.

Other information

For providing investment services to the fund, we make deductions aggregating ..323% annually of the average daily value of the fund. The fund paid investment advisory fees of $261,626 in 2002, $342,253 in 2001 and $452,720 in 2000.


Charges and other deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts. Our administrative costs include: salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, and stationery. The benefits we provide include: death benefits, annuity payout benefits, and cash surrender value benefits. The risks we assume include: the risk that annuitants receiving annuity payouts under a contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the minimum death benefit option (see below) will exceed the actual contract value; the risk that more owners than expected will qualify for reduced sales or administrative charges; and the risk that our costs in providing the services will exceed our revenues from contract charges. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits for which the charge is made. For example, the sales expense charge may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from the mortality and expense risk charge deducted from the fund. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from purchase payments
Under periodic payment contracts, we deduct 4.25% for sales expenses and 1% for administrative expenses from each purchase payment when it is received. We may deduct a higher combined sales and administrative expense charge from any year's payment that is more than twice the original year's payment. Under single payment contracts, we deduct 2% plus $50 from the single purchase payment for sales expense and $65 for administrative expenses. Deductions for sales and administrative expenses made from purchase payments applied to the fixed side of the contract are the same as those made from purchase payments applied to the fund.

If the contractowner elected the minimum death benefit, we make an additional deduction of .75% from each purchase payment. We expect to make a profit from the sale of this death benefit.

We will deduct from purchase payments any premium tax or other tax levied by any governmental entity with regard to the contracts of the fund. The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of the contractowner's state of residence. The tax ranges from 0% to 5.0%.

Deductions from average daily value of the fund
We assume the risk that annuitants as a class may live longer than expected (mortality risk) and that expenses may be higher than the deductions for such expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions are higher than expenses, the excess will be a profit to us.

In return for the assumption of these risks, daily deductions aggregating 1.002% annually of the average daily value of the fund are made consisting of ..9% for mortality risk and .102% for expense risk.

We also deduct a management fee for investment advisory services equal to 0.323% annually of the average daily value of the fund. See Fund A--Other information.

Additional Information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.

Experience Rating Credit

The variable annuity contracts allow us to grant an "experience rating credit." Essentially, the experience rating credit allows (but does not require) us to return any sales and administrative charges that were in excess of the actual costs. During 2002, we did not pay any experience rating credits. The granting of experience rating credits in any year in no way obligates us to grant such credits in ensuing years.


The contracts

Purchase of contracts
We no longer offer contracts for sale. However, existing contractowners can make purchase payments of at least $25 under the periodic contracts. The total of periodic purchase payments made in a single year must be at least $600.

Periodic purchase payments
Periodic purchase payments are payable to us at a frequency and in an amount the contractowner selected in the application. If the contractowner stops making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the contractowner's state's non-forfeiture law for individual deferred annuities. Payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the death of the contractowner (or joint owner, if applicable), whichever comes first. If you submit a purchase payment to your agent, we will not begin processing the purchase payment until we receive it from our agent's broker-dealer.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the fund or into the fixed account, according to the contractowner's instructions. Net Purchase payments, allocated to the fund are converted into accumulation units and are credited to the account of each contractowner. The number of accumulation units credited is determined by dividing the net purchase payment by the value of an accumulation unit on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the fund's investments perform, but also upon the expenses of the fund.

Valuation of accumulation units

Purchase payments allocated to the fund are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the fund. The accumulation unit value for the fund was established on March 1, 1967, at $1. It may increase or decrease from valuation period to valuation period. The accumulation unit value is affected by the investment performance of the fund, fund expenses, and deduction of certain contract charges. We determine the value of an accumulation unit on the last day of any following valuation period as follows:


(1)The total value of the fund by its net asset value at end of the valuation period; minus

(2)The liabilities of the fund at the end of the valuation period; these liabilities include, daily charges imposed on the fund, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the fund); and

(3)The result of steps (1) and (2) is divided by the number of fund units outstanding at the beginning of the valuation period.

The daily charges imposed on the fund for any valuation period are equal to the daily mortality and expense risk charge and the daily management fee multiplied by the number of calendar days in the valuation period.

Valuation of annuity units. We set the value of an annuity unit for the period ending March 1, 1967, at $1. We determine the value of the annuity unit for any following valuation period by multiplying (a) the annuity unit value from the previous valuation period by (b) the net investment factor for the valuation period containing the 14th day prior to the last day of the current valuation period by (c) a factor to neutralize the assumed investment rate (AIR) built into the annuity table contained in the contract which is not applicable as actual net investment income is credited instead.

The value of an annuity unit on any date on which the NYSE is closed is its value on the next day on which the NYSE is open. We use the net investment factor for the 14th day prior to the current valuation date in calculating the value of an annuity unit in order to calculate amounts of annuity payments and to mail checks in advance of their due dates. We normally issue and mail such checks at least three days before the due date.


Transfers on or before the annuity commencement date

The contractowner may transfer all or any part of the contract value from the fund to the fixed side of the contract.

The contractowner may also transfer all or any part of the contract value from the fixed side of the contract to the fund subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12-month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers after the annuity commencement date
The contractowner may transfer all or a portion of his or her investment in the fund to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge. No transfers are allowed from the fixed side of the contract to the fund.

Death benefit before the annuity commencement date

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit is payable. You should consider the following provisions carefully when designating the beneficiary, annuitant, and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may affect the amount and timing of the death benefit paid upon a contractowner's or annuitant's death.


Qualified Contracts. The contractowner may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that the contract for endorsement of a change of beneficiary be sent to us.


If the annuitant or the contractowner dies before the annuity commencement date, we will pay the beneficiary a death benefit equal to the contract value, or, if greater and you have elected it, the minimum death benefit.


The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of: (1) proof, satisfactory to us, of the death of the annuitant; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully comp leted.

The minimum death benefit is equal to the total purchase payments applied minus any withdrawals, partial annuitizations, premium taxes incurred and rider premiums.

If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If an election has not been made by the end of the 60 day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the Investment Company Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2.If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner, or to the contractowner's estate, as applicable.


Nonqualified Contracts. If the contractowner or annuitant of a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the contract value of the contract will be paid as follows:


1.Upon the death of a nonannuitant contractowner, the contract value shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the contract value shall be paid to the annuitant named in the contract; and

2.Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of this contract regarding death of annuitant will control. If the beneficiary is the surviving spouse of the contractowner, the surviving spouse may elect to continue the contract, in his or her name as the new contractowner, and the contract will continue as though no death benefit had been payable.

The tax code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Joint/contingent ownership
If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract.

A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of a portion of the contract value upon the contractowner's written re quest, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option elected by the contractowner.

The contract value available upon surrender/withdrawal is the contract value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the Investment Company Act.

The tax consequences of a surrender are discussed later in this Prospectus. See Federal tax matters.

Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this Prospectus.

We may terminate the contract, if the frequency of purchase payments or the contract value falls below the contractowner's state's minimum standards.

Delay of Payments

Contract proceeds from the fund will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the fund cannot redeem shares; or (iii) when the SEC so orders to protect contract owners. Payment of contract proceeds from the fixed account may be delayed for up to six months.



Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We may also be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.



Transfers may also be delayed as permitted by the Investment Company Act.

Reinvestment privilege

The contractowner may elect to make a reinvestment purchase with any part of the proceeds of a surrender/ withdrawal of the contract without any deductions by the Company. This election must be made by your written authorization to us and received in our home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. The contractowner must represent to us that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation units on the next valuation date (see More information about the fund--Valuing the fund's assets). This computation will occur following receipt of the proceeds and request for reinvestment at our home office. The contractowner may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. A tax adviser should be consulted before a request for surrender/withdrawal or subsequent reinvestment purchase is made.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the Investment Company Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
The commissions paid to dealers are a maximum of 5.25% of each purchase payment.

Ownership
The contractowner has all rights under the contract. According to Indiana law, the assets of the fund are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the fund are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements, and riders may vary as required by state law. Questions about the contracts should be directed to us at 1-800-454-6265.

Annuity payout options

When you applied for a contract, you could select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.


You may elect annuity payouts in monthly, quarterly, semi-annual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity payout options available.

Payouts for guaranteed period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years. However, under contracts issued in connection with Section 403(b) plans, this option is not available if the sum of the number of years over which monthly payouts would be made and the age of the annuitant on the first scheduled payment date is greater than 95.

Life income with payouts for guaranteed period. This option guarantees periodic payouts during a designated period of 10, 15 or 20 years, and then continues throughout the lifetime of the annuitant. The contractowner selects the designated period.

Unit refund life annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units equal to the excess, if any, of: (a) the total amount applied under this option, divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office. (Not available as a fixed payout.)

Payouts of designated amount. This option offers equal annual, semi-annual, quarterly or monthly payouts of a designated amount (not less than $50 per year per $1,000 of original proceeds left with us) until the proceeds are exhausted. The minimum amount withdrawable under this option is not necessarily the recommended amount. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a fixed payout.)

Interest income. Under this option, the proceeds may be left on deposit with us, subject to withdrawal upon demand, and interest will be paid annually, semi-annually, quarterly or monthly as the contractowner elects. We guarantee an interest rate of 3% per year. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a variable payout.)

Annuity settlement. This option offers payouts in the form provided by any single payment immediate annuity contract issued by us on the date the proceeds become payable. However, the amount of the first payment shall be 103% of the first payment which such proceeds would otherwise provide under such annuity contract on the basis of the Company's rates in effect on such date. In calculating the first payment under the single payment immediate annuity contract selected under this option, we assume that a deduction for sales and administrative expenses has been made from the amount applied.

Life annuity. This option offers periodic payouts during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint and last survivor annuity. This option offers periodic payouts during the joint lifetime of the annuitant and a designated second person. The payouts continue during the lifetime of the survivor.

Joint and two-thirds to survivor annuity. This option provides a periodic payouts during the joint lifetime of the annuitant and a designated second person. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

If any payee dies after an annuity payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option): the present value of unpaid payments under the payouts for guaranteed period or life income with guaranteed period; the amount payable at the death of the payee under the unit refund; or the proceeds remaining with Lincoln Life under the payouts of designated amount or interest income. If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).

Present values will be based on the Assumed Investment Rate [see Assumed investment rate (AIR)] used in determining annuity payments. The mortality and expense risk charge and the charge for administrative services will be assessed on all annuity options, including those that do not have a life contingency and thus no mortality risks.

General information
None of the options listed above currently provides withdrawal features, permitting the contractowner to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

The annuity commencement date is usually on or before the annuitant's 85th birthday. The annuity commencement date may be changed upon written notice to our home office. We must be given at least 30 days notice before the date on which payouts are to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless another option is selected, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Assumed investment rate (AIR)
The contractowner may elect an AIR of 3.5%, 4.5% or 5%, as state law or regulations permit. These AIRs are used to determine the required level of employer contributions in connection with certain pension plans. They do not reflect how the value of the fund's investments has grown or will grow.

The contractowner's choice of AIR affects the pattern of annuity payments. A higher AIR will produce a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower AIR.

The following table shows the annuity unit values at each year end for the different AIRs:

Annuity Unit Values Assumed Investment Rate


                         December 31 3.5%  4.5%  5%
                         -----------------------------
                            1993     2.870 2.227 1.964
                            1994     2.805 2.156 1.892
                            1995     3.718 2.830 2.472
                            1996     4.268 3.218 2.797
                            1997     5.482 4.094 3.541
                            1998     6.353 4.699 4.045
                            1999     7.167 5.250 4.500
                            2000     6.144 4.458 3.801
                            2001     5.221 3.751 3.184
                            2002     3.808 2.710 2.289


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

We may use sex distinct tables in contracts that are not associated with employer sponsored plans.

When calculating the first payment under a single payment immediate annuity contract, you should assume that a deduction for sales and administrative expenses (which currently amounts to 2% plus $115 for single payment variable annuity contracts) has been made from the amount applied under this provision.

Immediate annuity contracts. For immediate annuities, the number of annuity units purchased is specified in the contract. We determine the number of annuity units by (a) multiplying the net single payment (after deductions) by the applicable annuity factor from the annuity table that we are then using for immediate variable annuity contracts, and then (b) dividing by the value of the annuity unit based on the net investment factor calculated on the valuation date of the day or the day after the contract was issued. This number of annu-ity units does not change during the annuity period, and we determine the dollar amount of the annuity payment by multiplying the number of annuity units by the then value of an annuity unit.

More information about
the fund

Valuing the fund's assets. In determining the value of the assets of the fund, each security traded on a national securities exchange is valued at the last reported sale price on the valuation date. If there has been no sale that day, then the value of the security is taken to be the average of the reported bid and asked prices at the time which the value is being determined.

Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the average of the quoted bid and asked prices on the valuation date. Securities, including restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

Restrictions
The investments of the fund are subject to the provisions of the Indiana Insurance Law concerning earnings records, preferred stock overage, self-dealing, real estate holdings and concentration.

Loans will not be made, but the purchase of a portion of an issue of bonds, debentures or other securities publicly distributed or privately placed with financial institutions shall not be considered the making of a loan.

The fund will not:

 1.Invest more than 5% of the value of the fund's assets in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

 2.Acquire more than 10% of the voting securities of any one issuer.

 3.Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the assets.

 4.Underwrite securities of other issuers.

 5.Purchase or sell real estate as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the fund in real properties.

 6.Purchase commodities or commodity contracts.

 7.Make short sales of securities.

 8.Make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

 9.Invest in the securities of a company for the purpose of exercising management or control.

10.Place emphasis upon obtaining short-term trading profits, but it may engage in short-term transactions in the event that a change in economic conditions or a rapid appreciation or depreciation of stock prices occurs. (See the fund's portfolio turnover rates set forth in Condensed financial information for the fund.) The securities markets in general have experienced volatility due to rapidly shifting economic trends. This volatility can affect turnover.

11.Plan to make investments in securities of other investment companies.
   However, the right is reserved to make such investments up to a maximum of 10% of the value of the assets of the fund, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

Sales and administrative charges and agreements

The administrative and sales services are provided under a Sales and Administrative Services Agreement executed by the Company and the fund. For sales and administrative expenses, the fund paid $3,649 in 2002, $4,620 in 2001 and $5,746 in 2000.


Custodian
All securities, cash and other similar assets of the fund are currently held in custody by Mellon Bank, N.A., 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103.

The custodian shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the fund proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer functions for the fund.

FEDERAL TAX MATTERS

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

NONQUALIFIED ANNUITIES
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).
.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
.. Your right to choose particular investments for a contract must be limited. .. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.



Investments in the VAA Fund must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts.


Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

.. you receive on or after you reach age 591/2,

.. you receive because you became disabled (as defined in the tax law),

.. a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts is sued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for Federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 591/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

FEDERAL INCOME TAX WITHHOLDING
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


OUR TAX STATUS


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


CHANGES IN THE LAW
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

Contractowners who have interests in the fund may cast votes. The number of votes the contractowners have the right to cast will be determined as follows: in the accumulation period, the number of votes equals the number of accumulation units; in the annuity payout period, the number of votes equals
(a) the amount of assets in the fund established to meet the annuity obligations related to the annuitant divided by (b) the value of an accumulation unit. Fractional shares will be recognized in determining the number of votes.

During the annuity period, every contractowner has the right to give instructions regarding all votes attributable to the assets established in the fund to meet the annuity obligations related to that contractowner.

Whenever a meeting of the fund is called, each contractowner having a voting interest in the fund will receive proxy voting material, reports, and other materials.

Distribution of the contracts


We are the distributor and principal underwriter of the contracts. The contracts were sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with us and have been licensed by state insurance departments to represent us. We are registered with the SEC as a broker-dealer, under the Securities Exchange Act of 1934, and are a member of the NASD.


State regulation

As a life insurance company organized and operating under Indiana law, the Company is subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by the Indiana Department of Insurance at least once every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in all institutions as defined in Texas law, (2) retirement, or (3) death. Accordingly, a participant in the ORP will be required to obtain a certificate of termination from his or her employer before he or she can redeem his or her account.

Records and reports

As presently required by the Investment Company Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the fund. We have entered into an agreement with the Delaware
Management Company, 2005 Market Street, Phildelphia, PA, 19203, to provide accounting services to the fund. We will mail to each contractowner, at his or her last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the Investment Company Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the fund, Lincoln Life, and the contracts offered. Statements in this Prospectus about the content of the contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.



Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.




After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the VAA.


Table of Contents for SAI

                                                           Item
                -----------------------------------------------
                General Information and History of the
                  Lincoln National Life Insurance Company  B-2
                -----------------------------------------------
                Special Terms                              B-2
                -----------------------------------------------
                Investment Objectives and Policies of the
                  Fund                                     B-2
                -----------------------------------------------
                Management                                 B-2
                -----------------------------------------------
                Investment Advisory and Related Services   B-5
                -----------------------------------------------
                Brokerage Allocation                       B-5
                -----------------------------------------------
                Purchase and Pricing of Securities Being
                  Offered                                  B-6
                -----------------------------------------------
                Calculation of Investment Results          B-7
                -----------------------------------------------
                Distribution of Variable Annuity Contracts B-8
                -----------------------------------------------
                Other Services                             B-9
                -----------------------------------------------
                Underwriters                               B-9
                -----------------------------------------------
                Determination of Net Asset Value           B-9
                -----------------------------------------------
                Financial Statements                       B-9
                -----------------------------------------------


Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Fund A (Individual):

                                (Please Print)

Name: ______________________________________  Social Security No.: _____________

Address: _______________________________________________________________________

City ___________________________________ State ______________ Zip ______________

Mail to Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

       Lincoln National Variable Annuity Fund A (Individual)(Registrant)

            The Lincoln National Life Insurance Company (Depositor)


This Statement of Additional Information should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Fund A (Individual) dated May 1, 2003. You may obtain a copy of the Fund A (Individual) Prospectus on request and without charge. Please write Annuities Customer Service, The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-454-6265.


                               TABLE OF CONTENTS


ITEM                                                                           PAGE
----                                                                           ----
General Information and History of the Lincoln National Life Insurance Company B-2
Special Terms................................................................. B-2
Investment Objectives and Policies of the Fund................................ B-2
Management.................................................................... B-2
Investment Advisory and Related Services...................................... B-5
Brokerage Allocation.......................................................... B-5
Purchase and Pricing of Securities Being Offered.............................. B-6
Calculation of Investment Results............................................. B-7
Distribution of Variable Annuity Contracts.................................... B-8
Other Services................................................................ B-9
Underwriters.................................................................. B-9
Determination of Net Asset Value.............................................. B-9
Financial Statements.......................................................... B-9




This Statement of Additional Information is not a Prospectus.


The date of this Statement of Additional Information is May 1, 2003.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


             Lincoln National Variable Annuity Fund A (Individual)



GENERAL INFORMATION AND HISTORY OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY



The Lincoln National Life Insurance Company (Lincoln Life or the Company), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.



                                 SPECIAL TERMS


The Special terms used in this SAI are the ones defined in the Prospectus.


                INVESTMENT OBJECTIVES AND POLICIES OF THE FUND


This information is discussed in the Prospectus.

                                  MANAGEMENT

Directors and Officers

The Board of Managers oversees the management of the fund and elects its officers. The members of the Board of Managers (the "directors") have the power to amend the bylaws of the fund and to exercise all the powers of the fund except those granted to the contractholders. The directors hold their position until their successors are elected and qualify. The fund's officers are re-elected annually and are responsible for the day-to-day operations of the fund. Information pertaining to the directors and executive officers of the fund is set forth below. Directors that are deemed "interested persons," as defined in the Investment Company Act of 1940 ("1940 Act"), are included in the table titled, "Interested Directors." Directors who are not interested persons are referred to as Independent Directors.


As used herein, the terms "Fund Complex" and "Family of Investment Companies" include eleven Lincoln VIP Funds and Lincoln National Variable Annuity Fund A.


Interested Directors

                                                                                                      Number
                                                                                                      of Funds
                                                                                                      in Fund
                                                                                                      Complex
                                                    Term of Office and                                Overseen
                                Position(s) Held    Length of Time        Principal Occupation(s)     by
Name, Address and Date of Birth With the Fund       Served                During Past Five Years      Director
---------------------------------------------------------------------------------------------------------------
  Kelly D. Clevenger *          Chairman, President Chairman since August Vice President, The Lincoln    12
  1300 S. Clinton Street        and Director        1995; President and   National Life Insurance
  Fort Wayne, IN 46802                              Director since        Company. Vice President,
  DOB: 07/25/52                                     November 1994.        Lincoln Retirement
                                                                          Services Company, LLC.

  Barbara S. Kowalczyk *        Director            Director since        Senior Vice President,         12
  Centre Square, West Tower                         November 1993.        Corporate Planning and
  1500 Market St., Suite 3900                                             Development, Lincoln
  Philadelphia, PA 19102                                                  National Corporation
  DOB: 04/07/51                                                           (insurance holding
                                                                          company).













                                Other Directorships
Name, Address and Date of Birth Held by Director
---------------------------------------------------
  Kelly D. Clevenger *          Lincoln Retirement
  1300 S. Clinton Street        Services Company,
  Fort Wayne, IN 46802          LLC
  DOB: 07/25/52


  Barbara S. Kowalczyk *        Lincoln National
  Centre Square, West Tower     Management
  1500 Market St., Suite 3900   Corporation; The
  Philadelphia, PA 19102        Lincoln National
  DOB: 04/07/51                 Life Insurance
                                Company; Lincoln
                                Financial Group
                                Foundation, Inc.;
                                Lincoln Life and
                                Annuity Company
                                of New York;
                                Lincoln National
                                U.K. PLC (financial
                                services company).

* Kelly D. Clevenger, currently Chairman and President of the fund, is an interested person of the fund by reason of his being an officer of Lincoln Life. Barbara S. Kowalczyk, a director of the fund, is an interested person of the fund by reason of her being a Senior Vice President of Lincoln National Corporation.

Independent Directors

                                                                                               Number
                                                                                               of Funds
                                                                                               in Fund
                                                                                               Complex
                                               Term of Office and                              Overseen
Name, Address and Date of     Position(s) Held Length of Time     Principal Occupation(s)      by       Other Directorships
Birth                         With the Fund    Served             During Past Five Years       Director Held by Director
---------------------------------------------------------------------------------------------------------------------------
John B. Borsch                Director         Director since     Retired; formerly Associate     12    N/A
1300 S. Clinton Street                         December 1981.     Vice President, Investments,
Fort Wayne, IN 46802                                              Northwestern University.
DOB: 06/09/33
Nancy L. Frisby               Director         Director since     Vice President and Chief        12    N/A
1300 S. Clinton Street                         April 1992.        Financial Officer, Desoto
Fort Wayne, IN 46802                                              Memorial Hospital; formerly
DOB: 11/10/41                                                     Chief Financial Officer,
                                                                  Bascom Palmer Eye
                                                                  Institute, University of
                                                                  Miami School of Medicine;
                                                                  formerly Vice President and
                                                                  Chief Financial Officer, St.
                                                                  Joseph Medical Center, Inc.
Kenneth G. Stella             Director         Director since     President, Indiana              12    First National Bank
1300 S. Clinton Street                         February 1998.     Hospital & Health                     & Trust of Kokomo
Fort Wayne, IN 46802                                              Association
DOB: 08/20/43

Officers Who Are Not Directors

                                                                                                     Number
                                                                                                     of Funds
                                                                                                     in Fund
                                                                                                     Complex
                                                   Term of Office and                                Overseen
                                Position(s) Held   Length of Time       Principal Occupation(s)      by       Other Directorships
Name, Address and Date of Birth With the Fund      Served               During Past Five Years       Director Held by Director
---------------------------------------------------------------------------------------------------------------------------------
   Eldon J. Summers             Vice President and Vice President and   Treasurer,                     N/A            N/A
   1300 S. Clinton Street       Treasurer          Treasurer since      Second Vice President, The
   Fort Wayne, IN 46802                            May 1, 2003.         Lincoln National Life
   DOB: 12/06/50                                                        Insurance Company;
                                                                        formerly Assistant Vice
                                                                        President and Senior
                                                                        Treasury Consultant,
                                                                        Lincoln National
                                                                        Corporation
   Cynthia A. Rose              Secretary          Secretary            Secretary, Assistant Vice      N/A            N/A
   1300 South Clinton Street                       since February 1995. President, The Lincoln
   Fort Wayne, IN 46802                                                 National Life Insurance
   DOB: 04/24/54                                                        Company; formerly
                                                                        Assistant Secretary, Lincoln
                                                                        National Corporation
   William P. Flury             N/A                Chief Accounting     Assistant Vice President,      N/A            N/A
   1300 S. Clinton Street                          Officer since May    The Lincoln National Life
   Fort Wayne, IN 46802                            2002                 Insurance Company;
   DOB: 09/02/61                                                        formerly Vice President,
                                                                        MetLife Investors; formerly
                                                                        Assistant Vice President,
                                                                        MetLife Investors; formerly
                                                                        Accounting Manger, Trans-
                                                                        America Life Companies
   Steven M. Kluever            Second Vice        Second Vice          Second Vice President, The     N/A            N/A
   1300 S. Clinton Street       President          President            Lincoln National Life
   Fort Wayne, IN 46802                            since August 1999;   Insurance Company.
   DOB: 08/04/62                                   Assistant Vice
                                                   President since
                                                   August 1997.


Board Committees
The Board of Managers has established an Audit Committee, which is responsible for overseeing the fund's financial reporting process on behalf of the Board of Managers and to report the result of their activities to the Board. The Audit Committee will assist and act as a liaison with the Board of Managers in fulfilling the Managers responsibility to contractowners of the fund and others relating to oversight of fund accounting, the fund's system of control, the fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the fund. The members of the Audit Committee include all of the independent directors: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. There were four Audit Committee meetings held during 2002. The Board does not have a valuation or nominating committee.


Ownership of Securities

As of December 31, 2002, the directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the fund. For the year ended December 31, 2002, the dollar range of equity securities owned beneficially by each director in the fund and in any registered investment companies overseen by the directors within the same family of investment companies as the fund is as follows:


Interested Directors

                                                                    Aggregate Dollar Range of Equity Securities in
                                                                    All Registered Investment Companies Overseen
Name of Director      Dollar Range of Equity Securities in the Fund by Director in Family of Investment Companies
------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger    None                                          $10,001-$50,000

Barbara S. Kowalczyk  None                                          None


Independent Directors

                                                                    Aggregate Dollar Range of Equity Securities in
                                                                    All Registered Investment Companies Overseen
Name of Director      Dollar Range of Equity Securities in the Fund by Director in Family of Investment Companies
------------------------------------------------------------------------------------------------------------------
John B. Borsch        Lincoln National Variable Annuity Fund A--    $10,001-$50,000
                      $10,001-$50,000

Nancy Frisby          None                                          Over $100,000

Kenneth G. Stella     None                                          None

No Independent Director, nor any of his or her immediate family members, owned securities beneficially or of record in the Company, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company. Further, during the two most recently completed calendar years, no Independent Director, nor any of his or her immediate family members, held any direct or indirect interest or relationship, the value of which exceeds $60,000, in or with the Company, or in or with any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company.

No director or officer of Fund A received from Fund A compensation in excess of $60,000 for the most recently completed fiscal year.

Board Approval of Advisory Contracts
In connection with the approval or re-approval of the fund's advisory agreement and sub-advisory agreement, if applicable, the directors of the fund, including those directors who are not "interested persons" of the fund, the adviser or the sub-adviser, requested and received from the adviser and the sub-adviser, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the fund, the directors took into account principally the nature, quality and extent of the services performed by the adviser and the sub-adviser, in relation to fees received under the agreements. Thus, the directors considered the personnel, technical resources, operations and investment management capabilities, methodologies and performance of the adviser and the sub-adviser. The directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the adviser and the sub-adviser of providing the services, and the profitability of the advisory organization's relationship with the fund. In addition, the directors considered the brokerage services received by the fund. These factors were considered by the directors at large, and also were considered by the independent directors meeting separately. Based on this review, it was the judgment of the directors and the independent directors that approval or re-approval of the agreements was in the interests of the fund and its contractowners.

Remuneration of Certain Affiliated Persons
No person receives any remuneration from the Fund. The Company pays all expenses relative to the operation of the Fund, for which it deducts certain amounts (see the Prospectus).

Code of Ethics

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of a Code of Ethics that has been adopted by the Fund's Board of Managers. Access Persons are required to follow the guidelines established by the Fund's Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, Sub-Adviser and Principal Underwriter, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of the Fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. The Fund's Board of Managers is required to review and approve the Codes of Ethics for its Adviser, Sub-Adviser and Principal Underwriter.

The Code of Ethics for the Fund, Adviser, Sub-Adviser and Principal Underwriter can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. The hours of operation of the Public Reference Room are available by calling 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies are also available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington D.C. 20549-0102.

Control of the Fund

No person is the record or beneficial owner of 5% or more of the Fund. In addition, Members of the Board of Managers and officers of the Fund as a group own less than 1% of the Registrant.

                   INVESTMENT ADVISORY AND RELATED SERVICES

This information is disclosed in the Prospectus.

                             BROKERAGE ALLOCATION

The Company places orders for the purchase and sale of securities for the Fund's portfolio. It is the Fund's policy to have orders placed with brokers or dealers who will give the best execution of such orders at prices and under conditions most favorable to the Fund. The Company will customarily deal with principal market makers in purchasing over-the-counter securities. In the allocation of brokerage business, preference may be given to those brokers and dealers who provide statistical, research, or other services--so long as there is no sacrifice in getting the best price and execution.

Consistent with the policy of seeking best price and execution for the transaction size and the risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the Company considers each firm's financial responsibility and reputation, range and quality of the service made available to the Fund and the broker's or dealer's professional services, including execution, clearance procedures, wire service quotations and ability to provide performance, statistical and other research information for consideration, analysis and evaluation by the Company. In accordance with this policy, the Company does not execute brokerage transactions solely on the basis of the lowest commission rates available for a particular transaction.

Securities of the same issuer may be purchased, held or sold at the same time by the Fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the Fund. In some instances, the procedures may impact the price and size of the position obtainable for the Fund.


The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the adviser's clients; in addition the adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2002, the adviser directed transactions totaling approximately $26,288,936 to these brokers and paid commissions of approximately $190,028 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee payable to the adviser by an amount that might be attributable to the value of such services.



The Fund paid brokerage fees of $190,028 in 2002, $244,236 in 2001 and $190,935 in 2000.


               PURCHASE AND PRICING OF SECURITIES BEING OFFERED

Offering to Public; Sales Load

This information is disclosed in the Prospectus.

General Formulas for Determining Value of the Accumulation Unit

The following formulas set out in general terms the computation of the Accumulation Unit value at the close of trading on any day upon which the New York Stock Exchange is open.

Gross Investment Rate = Investment Income + Capital Gains - Capital Losses - Taxes
                        -----------------------------------------------------
                              Value of Fund at Beginning of Valuation Period

Net Investment Rate = Gross Investment Rate - .0000363 (for a one day Valuation Period)

Net Investment Factor = Net Investment Rate + 1.00000000

Accumulation Unit Value = Accumulation Unit Value     X Net Investment Factor
                          on Preceding Valuation Date

Calculation of Accumulation Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example. Assume that the value of the assets of the Fund at the beginning of a one day valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment income was $4,000, the net unrealized capital gains were $6,000 and the net realized capital losses were $3,000. Assuming these figures are net after provision for applicable taxes, the value of the assets of the Fund at the end of the valuation period, before adding payments received during the period, would thus be $5,007,000 ($5,000,000 plus $4,000 plus $6,000 minus $3,000).

The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which produces .14%
(.0014). The net investment rate for the valuation period is determined by deducting .00363% (.0000363) from the gross investment rate, which results in a net investment rate of .13637% (.0013637). The net investment factor for the valuation period would be determined as the net investment rate plus 1.0, or 1.0013637.

The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.0013637), which produces $1.1365478.

General Formulas for Determining Dollar Amount of Annuity Payments

     Number of Annuity Units =   Dollar Amount of First Monthly Payment
                               -------------------------------------
                               Annuity Unit Value on Date of First Payment


Annuity Unit Value = Value of Annuity Unit    Factor to    Net Investment Factor for
                     on Preceding Valuation X Neutralize X 14th Day Preceding Current
                     Date                     AIR          Valuation Date


     Dollar Amount of        Number of Annuity Units X Annuity Unit Value
     Second and Subsequent =                           for Period in Which
     Annuity Payment                                   Payment is Due

Calculation of Annuity Payments Using Hypothetical Example

The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a contractowner or Participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the 14th day preceding the last day of the valuation period in which annuity payments commence was $1.15 producing a total value of his individual account of $34,500. Assume also that the contractowner or Participant elects an option for which the table in the variable annuity contract indicates the first monthly payment is $6.57 per $1,000 of value applied; the Annuitant's or Participant's first monthly payment would thus be 34.5 multiplied by $6.57 or $226.67.

Assume that the Annuity Unit value for the valuation period in which the first payment was due was $1.10. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be
206.064. The value of this same number of Annuity Units will be paid in each subsequent month.

Assume further that the net investment factor for the Fund for the 14th day preceding the last day of the valuation period in which the next annuity payment is due is 1.0019. Multiplying this factor by .99990575 (for a 1 day valuation period) to neutralize the Assumed investment Rate (AIR) of 3.5% per year built into the number of Annuity Units determined as per above, produces a result of 1.00180557. This is then multiplied by the Annuity Unit value for the valuation period preceding the period in which the next annuity payment is due (assume $1.105) to produce an Annuity Unit value for the current valuation period of $1.10699515.

The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 206.064 times $1.10699515, which produces a current monthly payment of $228.11.

                       CALCULATION OF INVESTMENT RESULTS

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the Fund. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                 P(1+T)n = ERV

Where: P    = hypothetical initial purchase payment of $1,000
      T    = average annual total return for the period in question
      N    = number of years

      ERV = ending redeemable value (as of the end of the period in question)
      of a hypothetical         $1,000 purchase payment made at the beginning
      of the 1-year, 5-year, or 10-year        period in question (or
      fractional period thereof)


      The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges are deducted from premium payments (3) the minimum death benefit rider is in effect and (4) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.


In accordance with SEC guidelines, we will report standard performance back to the inception of the Fund.


Standard performance for the period ending December 31, 2002:



1-year  5-year 10-year
------- ------ -------
-26.94% -4.40%  6.75%


Non-standard investment results:

The Fund may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. It may or may not reflect the charge for the minimum death benefit that was in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into the Fund 10 years ago. This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the Fund. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.


Non-standard annualized performance for the period ending December 31, 2002 (without reflecting the sales load or the minimum death benefit charge)



  YTD   1-year  3-year  5-year 10-year Since Inception
------- ------- ------- ------ ------- ---------------
-24.50% -24.50% -16.16% -3.77%  7.10%      10.66%


                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Contracts are no longer being offered. Variable annuity contracts were sold by registered representatives of the Company who have been licensed by the state insurance departments, by certain employees of the Company and through selected dealers who are members of the NASD. The Company is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. For contracts of the Fund sold through other broker-dealers, the Company paid the broker-dealer an amount equivalent to the amount deducted for sales expenses. The amount paid to the broker-dealer may have been greater during the first year of a variable annuity contract than the amount deducted for sales expenses. The Company paid any excess over the amount deducted for sales expenses.


                                OTHER SERVICES

Custodian

This information is disclosed in the Prospectus.

Independent Auditors


The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the Fund are maintained by the Company or by third parties responsible to the Company. The Company has entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Fund. No separate charge against the assets of the Fund is made by the Company for this service.

                                 UNDERWRITERS


The Company is the principal underwriter for the variable annuity contracts. The Contracts are no longer being offered. The Company did not receive or retain any underwriting commissions from the sale of the variable annuity contracts during the past three fiscal years.


                       DETERMINATION OF NET ASSET VALUE

A description of the days on which the Fund's net asset value per share will be determined is given in the Prospectus. The New York Stock Exchange is generally closed on New Years Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

                             FINANCIAL STATEMENTS


Financial statements of the Fund and of Lincoln Life appear on the following pages.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

Statement of Net Assets

December 31, 2002

                                          Percent
                                             of      Number     Market
                                         Net Assets of Shares   Value
                                         ---------- --------- -----------
      INVESTMENTS:

      Common Stock 99.74%

        Aerospace & Defense:............    2.39%
         General Dynamics...............              1,500   $   119,055
         Honeywell International........              7,100       170,400
         L-3 Communications+............              4,200       188,622
         Lockheed Martin................              3,400       196,350
         Northrop Grumman...............              3,300       320,100
         Raytheon.......................              4,600       141,450
         Textron........................              4,100       176,259
         United Technologies............              4,400       272,536
                                                              -----------
                                                                1,584,772

        Automobiles & Automotive Parts:.    1.43%
         AutoNation+....................             11,300       141,928
         Delphi.........................             19,900       160,195
         General Motors.................             11,900       438,634
         Johnson Controls...............              2,600       208,442
                                                              -----------
                                                                  949,199

        Banking & Finance:..............   16.56%
         Affiliated Managers+...........              2,100       105,630
         American Express...............             13,000       459,550
         AmSouth Bancorp................             13,100       251,520
         Associated Banc-Corp...........              6,480       219,931
         Bank of America................             16,400     1,140,948
         Bank of New York...............             13,900       333,044
         Bank One.......................              8,195       299,527
         Bear Stearns...................              3,500       207,900
         Capital One Financial..........              8,700       258,564
         Citigroup......................             42,797     1,506,026
         Countrywide Financial..........              3,500       180,775
         Fannie Mae.....................              9,300       598,269
         First Tennessee National.......              1,900        68,286
         Freddie Mac....................              8,700       513,735
         Golden West Financial..........              1,100        78,991
         Goldman Sachs..................              2,300       156,630
         Greenpoint Financial...........              3,300       149,094
         H&R Block......................              7,500       301,500
         Hudson United Bancorp..........              3,900       121,290
         JP Morgan Chase................             22,640       543,360
         MBNA...........................             10,150       193,053
         Merrill Lynch..................              8,900       337,755
         Morgan Stanley Dean Witter.....              7,100       283,432
         National City..................              9,000       245,880
         Popular........................              6,900       233,220
         SunTrust Banks.................              2,400       136,608
         Union Planters.................              7,500       211,050
         US Bancorp.....................             21,663       459,689
         Washington Mutual..............             15,200       524,856
         Wells Fargo....................             18,600       871,782
                                                              -----------
                                                               10,991,895

        Buildings & Materials:..........    0.72%
         DR Horton......................              6,300       109,305
         KB Home........................              3,300       141,405
         Lennar.........................              1,200        61,920
         Martin Marietta Materials......              5,300       162,498

                                                              -----------
                                                                  475,128

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2002

                                            Percent
                                               of      Number     Market
                                           Net Assets of Shares   Value
                                           ---------- --------- ----------

       Business Services:.................    0.44%
        Cendant+..........................             27,700   $  290,296
                                                                ----------
                                                                   290,296
       Cable, Media & Publishing:.........    4.61%
        AOL Time Warner+..................             67,150      879,665
        Belo..............................              6,700      142,844
        Clear Channel Communications+.....              4,800      178,992
        Comcast - Class A+................              7,731      182,220
        Comcast - Special Class A+........             11,400      257,526
        Gannett...........................              2,000      143,600
        Harte-Hanks.......................              5,100       95,217
        Hearst-Argyle Television+.........              2,900       69,919
        Liberty Media - Class A+..........              7,000       62,580
        McGraw-Hill.......................              2,900      175,276
        Tribune...........................              1,900       86,374
        Viacom - Class B+.................              8,500      346,460
        Walt Disney.......................             26,700      435,477
                                                                ----------
                                                                 3,056,150

       Chemicals:.........................    1.52%
        du Pont (E.I.) de Nemours.........              4,200      178,080
        Englehard.........................              2,800       62,580
        IMC Global........................             12,000      128,040
        Lubrizol..........................              5,700      173,850
        PPG Industries....................              1,400       70,210
        Praxair...........................              2,700      155,979
        RPM International.................              4,800       73,344
        Seagate Technology Tracking+......              9,400            0
        Sigma-Aldrich.....................              3,400      165,580
                                                                ----------
                                                                 1,007,663

       Computers & Technology:............    9.94%
        Activision+.......................              7,100      103,589
        Adobe Systems.....................              9,500      236,645
        Automatic Data Processing.........              7,500      294,375
        Cadence Design Systems+...........              4,000       47,160
        Dell Computer+....................             22,100      590,954
        Dun and Bradstreet+...............              2,300       79,327
        EMC+..............................             18,800      115,432
        First Data........................              9,900      350,559
        Hewlett-Packard...................             20,597      357,564
        Ingram Micro - Class A+...........             10,100      124,735
        International Business Machines...             13,200    1,023,000
        Lexmark International - Group A+..              3,500      211,750
        Microsoft+........................             41,800    2,161,060
        Oracle+...........................             38,600      416,880
        Pitney Bowes......................              6,800      222,088
        Sungard Data Systems+.............              3,500       82,460
        Symantec+.........................              4,300      173,935
                                                                ----------
                                                                 6,591,513

       Consumer Products:.................    4.30%
        3M................................              2,100      258,930
        Clorox............................              4,300      177,375
        Fortune Brands....................              4,000      186,040
        Gillette..........................              9,400      285,384
        Henry Schein+.....................              1,300       58,500
        Kimberly-Clark....................              7,800      370,266
        Maytag............................              5,200      148,200

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2002

                                                 Percent
                                                    of      Number     Market
                                                Net Assets of Shares   Value
                                                ---------- --------- ----------
  Consumer Products: (continued)
   McKesson....................................             10,000   $  270,300
   Procter & Gamble............................             12,800    1,100,032
                                                                     ----------
                                                                      2,855,027

  Electronics & Electrical Equipment:..........    6.42%
   Altera+.....................................             11,100      136,974
   Emulex+.....................................              3,300       61,215
   General Electric............................             79,100    1,926,085
   Intel.......................................             73,700    1,147,509
   JDS Uniphase+...............................             11,800       29,146
   Koninklijke Philips Electronics - NY Share..              3,600       63,648
   Matsushita Electric ADR.....................              5,700       54,720
   Microchip Technology........................             10,700      261,615
   Sony ADR....................................              1,700       70,227
   Symbol Technologies.........................              7,800       64,116
   Texas Instruments...........................             18,740      281,287
   Thermo Electron+............................              7,900      158,948
                                                                     ----------
                                                                      4,255,490

  Energy:......................................    5.86%
   Anadarko Petroleum..........................              1,900       91,010
   Apache......................................              3,150      179,519
   Burlington Resources........................              1,600       68,240
   ChevronTexaco...............................             10,699      711,270
   ConocoPhillips..............................              2,500      120,975
   Devon Energy................................              1,900       87,210
   Exxon Mobil.................................             51,800    1,809,891
   GlobalSantaFe...............................              2,800       68,096
   Kerr-McGee..................................              2,400      106,320
   Marathon Oil................................              5,400      114,966
   Noble+......................................              4,500      158,175
   Occidental Petroleum........................              7,900      224,755
   Tidewater...................................              4,800      149,280
                                                                     ----------
                                                                      3,889,707

  Environmental Services:......................    0.67%
   Republic Services - Class A+................             11,400      239,172
   Waste Management............................              8,900      203,988
                                                                     ----------
                                                                        443,160
  Food, Beverage & Tobacco:....................    5.34%
   Anheuser-Busch..............................              3,200      154,880
   Archer-Daniels-Midland......................             17,340      215,016
   Coca-Cola...................................             14,700      644,154
   ConAgra Foods...............................             14,100      352,641
   Coors (Adolph) - Class B....................              4,400      269,500
   Kellogg.....................................              4,400      150,788
   Kraft Foods - Class A.......................              8,100      315,333
   PepsiCo.....................................             11,500      485,530
   Philip Morris...............................             18,000      729,540
   RJ Reynolds Tobacco Holdings................              5,400      227,394
                                                                     ----------
                                                                      3,544,776

  Healthcare & Pharmaceuticals:................   14.92%
   Abbott Laboratories.........................             15,100      604,000
   AmerisourceBergen - Class A.................              3,000      162,930
   Amgen+......................................             12,100      584,914
   Anthem+.....................................              1,800      113,220
   Baxter International........................              4,400      123,200
   Becton Dickinson............................              9,900      303,831
   Bristol-Myers Squibb........................             15,100      349,565
   Cardinal Health.............................              2,950      174,611

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2002

                                                Percent
                                                   of      Number     Market
                                               Net Assets of Shares   Value
                                               ---------- --------- ----------
    Healthcare & Pharmaceuticals: (continued)
     CR Bard..................................              2,700   $  156,600
     DaVita+..................................              3,100       76,477
     Edwards Lifesciences+....................              2,800       71,316
     Eli Lilly................................              4,200      266,700
     Genentech+...............................              6,200      205,592
     Guidant+.................................              8,600      265,310
     HCA......................................              8,300      344,450
     Health Net+..............................              3,100       81,840
     Hillenbrand Industries...................              3,000      144,930
     Johnson & Johnson........................             27,500    1,477,025
     Merck....................................             20,900    1,183,149
     Pfizer...................................             56,300    1,721,091
     Pharmacia................................             11,300      472,340
     Priority Healthcare - Class B+...........              4,500      104,400
     Quest Diagnostics+.......................              2,200      125,180
     Schering-Plough..........................             10,400      230,880
     Steris+..................................              4,900      118,825
     Tenet Healthcare+........................              6,000       98,400
     WellPoint Health Networks+...............              1,500      106,740
     Wyeth....................................              6,200      231,880
                                                                    ----------
                                                                     9,899,396

    Hotels/Diversified REITS:.................   0.10%
     Host Marriott+...........................              7,400       65,490
                                                                    ----------
                                                                        65,490

    Industrial Machinery:.....................   0.86%
     Caterpillar..............................              5,200      237,744
     Pentair..................................              3,600      124,380
     SPX+.....................................              5,600      209,720
                                                                    ----------
                                                                       571,844

    Insurance:................................   3.96%
     Aflac....................................              7,400      222,888
     Allstate.................................              9,700      358,803
     American International...................             12,300      711,554
     Cigna....................................              2,900      119,248
     John Hancock Financial Services..........              5,000      139,500
     Metlife..................................              5,500      148,720
     Old Republic International...............              9,100      254,800
     Principal Financial......................              2,600       78,338
     Progressive..............................              2,500      124,075
     Protective Life..........................              2,200       60,544
     Prudential Financial.....................              4,500      142,830
     Travelers Property Casualty - Class A+...             14,069      206,111
     Travelers Property Casualty - Class B+...              4,047       59,289
                                                                    ----------
                                                                     2,626,700

    Leisure, Lodging & Entertainment:.........   1.22%
     McDonald's...............................             19,800      318,384
     MGM Mirage+..............................              2,200       72,534
     Polaris Industries.......................              1,200       70,320
     Starwood Hotels & Resorts Worldwide......              2,400       56,976
     YUM! Brands+.............................             12,000      290,640
                                                                    ----------
                                                                       808,854

    Metals & Mining:..........................   0.38%
     Alcoa....................................             11,200      255,136
                                                                    ----------
                                                                       255,136

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2002

                                           Percent
                                              of      Number     Market
                                          Net Assets of Shares   Value
                                          ---------- --------- ----------

        Miscellaneous:...................   0.39%
         Fluor...........................              5,700   $  159,600
         Pittston Brink's................              5,200       96,096
                                                               ----------
                                                                  255,696

        Office/Industrial REITs:.........   0.35%
         Equity Office Properties Trust..              9,400      234,812
                                                               ----------
                                                                  234,812

        Packaging & Containers:..........   0.47%
         Pactiv+.........................              8,200      179,252
         Sonoco Products.................              5,800      132,994
                                                               ----------
                                                                  312,246

        Paper & Forest Products:.........   0.47%
         Georgia-Pacific.................              2,100       33,936
         International Paper.............              7,900      276,263
                                                               ----------
                                                                  310,199

        Retail:..........................   5.46%
         Best Buy+.......................             11,000      265,650
         CVS.............................              4,600      114,862
         eBay+...........................              1,300       88,166
         Federated Department Stores+....              8,100      232,956
         Home Depot......................             30,600      733,176
         Kohl's+.........................              5,400      302,130
         Kroger+.........................             15,400      237,930
         Limited Brands..................             15,300      213,129
         Office Depot+...................              4,800       70,848
         Pier 1 Imports..................              4,200       79,506
         Saks+...........................              6,800       79,832
         Sears Roebuck...................              7,500      179,625
         Target..........................              5,300      159,000
         Wal-Mart Stores.................             17,100      863,721
                                                               ----------
                                                                3,620,531

        Telecommunications:..............   6.29%
         AT&T............................              4,780      124,806
         AT&T Wireless Services+.........             24,800      140,120
         BellSouth.......................             15,800      408,746
         CenturyTel......................              2,700       79,326
         Cisco Systems+..................             57,900      758,490
         General Motors -- Class H+......             18,300      195,810
         Harris..........................              6,700      176,210
         Motorola........................             27,500      237,875
         Qualcomm+.......................              7,500      272,925
         SBC Communications..............             32,463      880,072
         Tellabs+........................              4,700       34,169
         Verizon Communications..........             22,236      861,645
                                                               ----------
                                                                4,170,194

        Textiles, Apparel & Furniture:...   0.89%
         Newell Rubbermaid...............              8,600      260,838
         Nike............................              4,200      186,774
         V F.............................              4,000      144,200
                                                               ----------
                                                                  591,812

        Transportation & Shipping:.......   1.07%
         CSX.............................              6,200      175,522
         FedEx...........................              5,600      303,632
         Union Pacific...................              3,800      227,506
                                                               ----------
                                                                  706,660

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2002

                                                  Percent
                                                     of      Number     Market
                                                 Net Assets of Shares   Value
                                                 ---------- --------- -----------
  Utilities:....................................    2.71%
   Consolidated Edison..........................              2,500   $   107,050
   Dominion Resources...........................              2,200       120,780
   DTE Energy...................................              3,200       148,480
   Duke Energy..................................              2,500        48,850
   Edison International+........................              6,000        71,100
   Entergy......................................              1,700        77,503
   Exelon.......................................              5,300       279,681
   FirstEnergy..................................              9,900       326,403
   FPL..........................................              1,400        84,182
   Oneok........................................              9,300       178,560
   Pepco Holdings...............................              8,500       164,815
   Public Service Enterprise....................              4,500       144,450
   TXU..........................................              2,300        42,964
                                                                      -----------
                                                                        1,794,818

                             Total Common Stock:
                              (Cost $66,904,343)                       66,159,164
                                                                      -----------

               Total Market Value of Securities:
                              (Cost $66,904,343)   99.74%              66,159,164

Receivables and Other Assets Net of Liabilities:    0.26%                 175,158
                                                  -------             -----------
                                     Net Assets:  100.00%             $66,334,322
                                                  =======             ===========
Net Assets are represented by:
   Value of accumulation units:
    4,747,195 units at $12.872 unit value                             $61,103,713

   Annuity reserves:
       90,630 units at $12.872 unit value                               1,166,555
      238,060 units at $17.072 unit value                               4,064,054
                                                                      -----------
      328,690 total units

Total Net Assets................................                      $66,334,322
                                                                      ===========

+Non-income producing security for the year ended December 31, 2002.

See accompanying notes to financial statements.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

Statement of Operations

For the Year Ended December 31, 2002

Investment income:
  Dividends...........................................................               $  1,367,224
  Interest............................................................                      1,349
                                                                                     ------------
                                                                                        1,368,573
Expenses:
  Investment management services...................................... $    261,626
  Mortality and expense guarantees....................................      771,379     1,033,005
                                                                       ------------  ------------
NET INVESTMENT INCOME.................................................                    335,568

NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS
  Net realized loss on investments....................................  (12,422,857)
  Decrease in net unrealized appreciation/depreciation of investments.  (11,040,713)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.......................                (23,463,570)
                                                                                     ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................               $(23,128,002)
                                                                                     ============

Statements of Changes in Net Assets
                                                                        Year Ended    Year Ended
                                                                        12/31/2002    12/31/2001
                                                                       ------------  ------------
Changes from operations:
  Net investment income............................................... $    335,568  $    121,797
  Net realized loss on investments....................................  (12,422,857)   (7,267,608)
  Decrease in net unrealized appreciation/depreciation of investments.  (11,040,713)   (7,029,282)
                                                                       ------------  ------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS............................................  (23,128,002)  (14,175,093)
  Net decrease from equity transactions...............................   (8,762,903)   (9,725,120)
                                                                       ------------  ------------
TOTAL DECREASE IN NET ASSETS..........................................  (31,890,905)  (23,900,213)
  Net assets at beginning of year.....................................   98,225,227   122,125,440
                                                                       ------------  ------------
NET ASSETS AT END OF YEAR............................................. $ 66,334,322  $ 98,225,227
                                                                       ============  ============




See accompanying notes to financial statements.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

Notes to Financial Statements

December 31, 2002

1. Significant Accounting Policies

The Fund: The Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln National Life Insurance Company. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

Investments: All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates fair value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Managers.

Federal Income Taxes: Operations of the Fund form a part of, and are taxed with, operations of The Lincoln National Life Insurance Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the investment income and gains on investments of the Fund. Accordingly, no provision for any such liability has been made.

Income: Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5%, or 6%. Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5.0%, or 6.0%.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during the year ended December 31, 2002 amounted to $48,948,393 and $57,495,163, respectively.

3. Expenses/Sales Charges and Other Transactions With Affiliates

The Lincoln National Life Insurance Company (Lincoln Life) is responsible for overall management of the Fund's investment portfolio and provides certain administrative services to the Fund. Lincoln Life is a direct wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, Lincoln Life receives an investment management services fee at the rate of .000885% of the current value of the Fund per day (.323% on an annual basis) and for mortality and expense guarantees at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis). Lincoln Life retained $3,649 from the proceeds of the sale of annuity contracts during the period for sales and administrative charges. Accordingly, Lincoln Life is responsible for all sales, general, and administrative expenses applicable to the Fund.

Effective May 1, 2002, Delaware Management Company (the "Sub-Adviser") is responsible for the day-to-day management of the Fund's investment portfolio. The Sub-Adviser is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT is an indirect wholly-owned subsidiary of LNC. For its services, the Sub-Adviser is paid directly by Lincoln Life, not the Fund.

Prior to May 1, 2002, Vantage Investment Advisers (VIA), an affiliate of the Sub-Adviser, was responsible for the day-to-day management of the Fund's investment portfolio. For its services, VIA was paid directly by Lincoln Life, not the fund.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interesting bearing accounts. For the year ended December 31, 2002, the custodial fee offset arrangement was not material to either expenses or to the calculation of average net assets and the ratio of expenses to average net assets.

4. Net assets

        Net assets at December 31, 2002 consisted of the
          following:
         Equity transactions............................ $(215,053,746)
         Accumulated net investment income..............    74,547,275
         Accumulated net realized gain on investments...   207,585,972
         Net unrealized depreciation of investments.....      (745,179)
                                                         -------------
                                                         $  66,334,322
                                                         =============

5. Summary of Changes in Equity Transactions

                                                     Year ended                Year ended
                                                  December 31, 2002         December 31, 2001
                                              ------------------------  ------------------------
                                                Units        Amount       Units        Amount
                                              ---------  -------------  ---------  -------------
Accumulation Units:
  Balance at beginning of year............... 5,304,630  $(193,282,004) 5,786,791  $(184,627,698)
  Contract purchases.........................    40,407        548,029     27,385        478,343
  Terminated contracts.......................  (597,842)    (8,498,822)  (509,546)    (9,132,649)
                                              ---------  -------------  ---------  -------------
                      Balance at end of year  4,747,195  $(201,232,797) 5,304,630  $(193,282,004)
                                              =========  =============  =========  =============
Annuity Reserves:
  Balance at beginning of year...............   373,397  $ (13,008,839)   425,574  $ (11,938,025)
  Annuity payments...........................   (44,707)      (812,110)   (52,177)    (1,070,814)
  Receipt of guarantee mortality adjustments.        --             --         --             --
                                              ---------  -------------  ---------  -------------
                      Balance at end of year    328,690  $ (13,820,949)   373,397  $ (13,008,839)
                                              =========  =============  =========  =============

6. Supplemental Information--Selected Per Unit Data and Ratios

The following is selected financial data for an accumulation unit outstanding throughout each year:

                                                                                             Year ended December 31,
                                                                                  --------------------------------------------
                                                                                    2002     2001     2000      1999     1998
                                                                                  -------  -------  -------   -------  -------
Investment income................................................................ $ 0.253  $ 0.249  $ 0.265   $ 0.283  $ 0.301
Expenses.........................................................................   0.191    0.228    0.275     0.256    0.217
                                                                                  -------  -------  -------   -------  -------
Net investment income (loss).....................................................   0.062    0.021   (0.010)    0.027    0.084
Net realized and unrealized gain (loss) on investments...........................  (4.238)  (2.354)  (2.454)    3.106    3.028
                                                                                  -------  -------  -------   -------  -------
Increase (decrease) in accumulation unit value...................................  (4.176)  (2.333)  (2.464)    3.133    3.112
Accumulation unit value at beginning of year.....................................  17.048   19.381   21.845    18.712   15.600
                                                                                  -------  -------  -------   -------  -------
Accumulation unit value at end of year........................................... $12.872  $17.048  $19.381   $21.845  $18.712
                                                                                  =======  =======  =======   =======  =======
Ratio of expenses to average net assets..........................................    1.28%    1.28%    1.28%     1.28%    1.28%
Ratio of net investment income (loss) to average net assets......................    0.41%    0.12%   (0.05%)    0.14%    0.49%
Portfolio turnover rate..........................................................   60.26%   78.03%   66.67%    21.46%   31.10%
Number of accumulation units outstanding at end of year (expressed in thousands):
  Accumulation units.............................................................   4,747    5,305    5,787     6,366    7,176
  Reserve units..................................................................     329      373      426       472      530

Report of Ernst & Young LLP, Independent Auditors

To the Board of Managers and Contract Owners
Lincoln National Variable Annuity Fund A

We have audited the accompanying statement of net assets of Lincoln National Variable Annuity Fund A (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Variable Annuity Fund A as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
February 7, 2003

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                                                December 31
                                                                                              2002        2001
                                                                                          -----------  -----------
                                                                                               (000s omitted)
                                                                                          ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2002 -- $29,746,303; 2001 -- $26,599,804)                        $31,310,917  $26,944,945
------------------------------------------------------------------------------------------
   Equity (cost: 2002 -- $196,697; 2001 -- $260,678)                                          207,741      258,734
------------------------------------------------------------------------------------------
 Mortgage loans on real estate                                                              4,199,683    4,527,257
------------------------------------------------------------------------------------------
 Real estate                                                                                  279,485      267,700
------------------------------------------------------------------------------------------
 Policy loans                                                                               1,937,678    1,931,112
------------------------------------------------------------------------------------------
 Derivative instruments                                                                        64,780       49,251
------------------------------------------------------------------------------------------
 Other investments                                                                            377,746      506,997
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Investments                                                                          38,378,030   34,485,996
------------------------------------------------------------------------------------------
Investment in unconsolidated affiliates                                                            --        8,134
------------------------------------------------------------------------------------------
Cash and invested cash                                                                      1,246,523    2,818,382
------------------------------------------------------------------------------------------
Property and equipment                                                                        170,424      171,990
------------------------------------------------------------------------------------------
Deferred acquisition costs                                                                  2,373,234    2,267,039
------------------------------------------------------------------------------------------
Premiums and fees receivable                                                                  180,561      376,883
------------------------------------------------------------------------------------------
Accrued investment income                                                                     504,944      531,242
------------------------------------------------------------------------------------------
Assets held in separate accounts                                                           31,100,455   39,226,184
------------------------------------------------------------------------------------------
Federal income taxes                                                                          188,107           --
------------------------------------------------------------------------------------------
Amounts recoverable from reinsurers                                                         7,223,004    6,644,857
------------------------------------------------------------------------------------------
Goodwill                                                                                      919,172      899,009
------------------------------------------------------------------------------------------
Other intangible assets                                                                     1,012,773    1,118,487
------------------------------------------------------------------------------------------
Other assets                                                                                  825,686      929,799
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Assets                                                                              $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                                      $21,699,308  $20,318,098
------------------------------------------------------------------------------------------
 Contractholder funds                                                                      21,402,235   19,216,595
------------------------------------------------------------------------------------------
 Liabilities related to separate accounts                                                  31,100,455   39,226,184
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Insurance and Investment Contract Liabilities                                        74,201,998   78,760,877
------------------------------------------------------------------------------------------
Short-term debt                                                                               103,696      261,839
------------------------------------------------------------------------------------------
Surplus notes payable to Lincoln National Corporation                                       1,250,000    1,250,000
------------------------------------------------------------------------------------------
Federal income taxes                                                                               --       80,113
------------------------------------------------------------------------------------------
Other liabilities                                                                           3,301,978    3,565,416
------------------------------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                                        973,101    1,107,251
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities                                                                          79,830,773   85,025,496
------------------------------------------------------------------------------------------

Shareholder's Equity:
Common stock -- $2.50 par value
Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                                      25,000       25,000
------------------------------------------------------------------------------------------
Retained earnings                                                                           3,583,688    4,232,185
------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                                          375          375
------------------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification adjustment     703,100      171,964
------------------------------------------------------------------------------------------
 Net unrealized gain on derivative instruments                                                 31,829       22,982
------------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                         (51,852)          --
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Accumulated Other Comprehensive Income                                                  683,452      195,321
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Shareholder's Equity                                                                  4,292,140    4,452,506
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities and Shareholder's Equity                                                $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                                  Year Ended December 31
                                                                            ----------------------------------
                                                                               2002        2001        2000
                                                                            ----------  ----------  ----------
                                                                                      (000s omitted)
                                                                            ----------------------------------
Revenue:
Insurance premiums                                                          $  250,766  $1,604,161  $1,566,841
----------------------------------------------------------------------------
Insurance fees                                                               1,296,716   1,373,438   1,448,460
----------------------------------------------------------------------------
Net investment income                                                        2,509,489   2,554,180   2,586,762
----------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                          (647)      5,672        (379)
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)                (262,805)   (121,525)    (24,331)
----------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                   (10,646)      4,963          --
----------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                          73,115      19,267          --
----------------------------------------------------------------------------
Other revenue and fees                                                         244,938     255,203     210,645
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Revenue                                                                4,100,926   5,695,359   5,787,998
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     2,714,308   3,234,013   3,238,596
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)             1,349,800   1,712,814   1,587,504
----------------------------------------------------------------------------
Interest and debt expense                                                       79,342      80,621      80,179
----------------------------------------------------------------------------
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Benefits and Expenses                                                  4,143,450   5,027,448   4,906,279
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
(Loss) Income Before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                           (42,524)    667,911     881,719
----------------------------------------------------------------------------
Federal income taxes (benefit)                                                 (91,540)    156,263     232,818
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                           49,016     511,648     648,901
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Tax Benefit)         --     (15,566)         --
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Net Income                                                                  $   49,016  $  496,082  $  648,901
--------------------------------------------------------------------------- ==========  ==========  ==========


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                          Year Ended December 31
                                                       2002        2001        2000
                                                    ----------  ----------  ----------
                                                              (000s omitted)
                                                    ----------------------------------
Common Stock:
Balance at beginning and end-of-year                $   25,000  $   25,000  $   25,000
----------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                         4,232,185   4,226,839   3,931,861
----------------------------------------------------
Comprehensive income                                   537,147     744,419   1,096,435
----------------------------------------------------
Less other comprehensive income (loss)(net of
  income tax):
  Foreign Currency translation adjustment                   --         375          --
  -----------------------------------------------
  Net unrealized gain on securities                    531,136     224,980     447,534
   available-for-sale (net of reclassification
   adjustment)
  -----------------------------------------------
  Net unrealized gain on derivative instruments          8,847      22,982          --
  -----------------------------------------------
  Minimum pension liability adjustment                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Net Income                                              49,016     496,082     648,901
----------------------------------------------------
Non-qualified stock options                              3,158       4,023       2,280
----------------------------------------------------
Additional investment by Lincoln National                9,329         241      63,797
  Corporation
----------------------------------------------------
Dividends declared on common stock                    (710,000)   (495,000)   (420,000)
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                               3,583,688   4,232,185   4,226,839
----------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                               375          --          --
----------------------------------------------------
Change during the year                                      --         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                     375         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain (Loss) on Securities
  Available-for-sale:
Balance at beginning-of-year                           171,964     (53,016)   (500,550)
----------------------------------------------------
Change during the year                                 531,136     224,980     447,534
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 703,100     171,964     (53,016)
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                            22,982          --          --
----------------------------------------------------
Cumulative effect of accounting change                      --      17,586          --
----------------------------------------------------
Change during the year                                   8,847       5,396          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                  31,829      22,982          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                --          --          --
----------------------------------------------------
Change during the year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Total Shareholder's Equity at End-of-Year           $4,292,140  $4,452,506  $4,198,823
                                                    ==========  ==========  ==========
----------------------------------------------------

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2002          2001          2000
                                                                      ------------  ------------  -----------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $     49,016  $    496,082  $   648,901
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (325,704)     (346,362)    (428,073)
----------------------------------------------------------------------
 Premiums and fees receivable                                              196,322        36,069      (46,013)
----------------------------------------------------------------------
 Accrued investment income                                                  26,298       (55,259)     (10,239)
----------------------------------------------------------------------
 Policy liabilities and accruals                                          (929,827)     (735,307)     201,101
----------------------------------------------------------------------
 Contractholder funds                                                      983,768     1,135,927    1,070,602
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                       894,270       425,629      235,345
----------------------------------------------------------------------
 Federal income taxes                                                     (100,700)      122,011      256,403
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                   (477,133)           --           --
----------------------------------------------------------------------
 Provisions for depreciation                                                22,222        15,798       24,051
----------------------------------------------------------------------
 Amortization of goodwill                                                       --        26,518       24,861
----------------------------------------------------------------------
 Amortization of other intangible assets                                   105,714        91,837      129,362
----------------------------------------------------------------------
 Net realized loss on investments and derivative instruments               262,805       121,525       24,331
----------------------------------------------------------------------
 (Gain) loss on sale of subsidiaries                                        10,646        (4,963)          --
----------------------------------------------------------------------
 Amortization of deferred gain                                             (73,115)      (19,267)          --
----------------------------------------------------------------------
 Other                                                                    (375,564)     (926,106)      45,187
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Adjustments                                                            220,002      (111,950)   1,526,918
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  269,018       384,132    2,175,819
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Investing Activities:
Securities available-for-sale:
 Purchases                                                             (14,002,161)  (10,634,019)  (4,449,537)
----------------------------------------------------------------------
 Sales                                                                   8,078,426     5,487,077    3,664,930
----------------------------------------------------------------------
 Maturities                                                              2,484,637     2,448,425    1,785,790
----------------------------------------------------------------------
Purchase of other investments                                           (1,280,211)   (1,830,448)  (1,899,655)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,739,382     1,867,069    1,735,091
----------------------------------------------------------------------
Proceeds from (adjustments to) disposition of business                    (195,000)    1,831,095           --
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                (95,341)      150,930      274,838
----------------------------------------------------------------------
Other                                                                      142,592       674,146     (474,800)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                     (3,127,676)       (5,725)     636,657
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                (158,143)       42,764        8,780
----------------------------------------------------------------------
Universal life and investment contract deposits                          5,305,499     4,897,828    3,543,763
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (3,262,194)   (3,288,290)  (4,524,371)
----------------------------------------------------------------------
Investment contract transfers                                              108,479      (373,000)  (1,347,000)
----------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                      3,158         4,023        2,280
----------------------------------------------------------------------
Dividends paid to shareholder                                             (710,000)     (495,000)    (420,000)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                      1,286,799       788,325   (2,736,548)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash                                         (1,571,859)    1,166,732       75,928
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              2,818,382     1,651,650    1,575,722
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,246,523  $  2,818,382  $ 1,651,650
--------------------------------------------------------------------- ============  ============  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements include
The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were part of the Reinsurance business segment: Lincoln National Health & Casualty Insurance Company ("LNH&C") and Lincoln National Reassurance Company ("LNRAC"). These subsidiaries were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001. The Company also owns six non-insurance subsidiaries: Lincoln National Insurance Associates, Inc. ("LNIA"), Lincoln Financial Advisors ("LFA"), Lincoln Financial Distributors ("LFD"), Lincoln Realty Capital Corporation, Lincoln Retirement Services Company and The Administrative Management Group, Inc. which was acquired in 2002 (see Note 11). LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and prior to Swiss Re's acquisition of LNC's reinsurance business, the reinsurance of individual and group life and health business. LNL is licensed and sells its products throughout the United States, Canada, several U.S. territories and select international markets. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
LNL classifies its fixed maturity and equity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, LNL recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as a realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as a realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold

The Lincoln National Life Insurance Company at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments
For the years ended December 31, 2002, 2001 and 2000, LNL hedged certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk, commodity risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("FAS, 133") on January 1, 2001, LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under FAS 133.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current income during the period of change in fair values. For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent it is effective. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Prior to January 1, 2001, derivative instruments were carried in other investments. The premiums paid for interest rate caps and swaptions were deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative. Interest rate caps that hedged interest credited on fixed annuity liabilities were carried at amortized cost. Any settlement received in accordance with the terms of the interest rate caps was also recorded as net investment income. Realized gain (loss) from the termination of the interest rate caps was included in net income.

Swaptions, put options, spread-lock agreements, interest rate swaps, commodity swaps and financial futures that hedge fixed maturity securities available-for-sale were carried at fair value. The change in fair value was reflected directly in shareholders' equity. Settlements on interest rate swaps and commodity swaps were recognized in net investment income. Realized gain
(loss) from the termination of swaptions, put options, spread-lock agreements, interest rate swaps, and financial futures were deferred and amortized over the life of the hedged assets as an adjustment to the yield. Forward-starting interest rate swaps were also used to hedge the forecasted purchase of investments. These interest rate swaps were carried off-balance sheet until the occurrence of the forecasted transaction at which time the interest rate swaps were terminated and any gain (loss) on termination was used to adjust the basis of the forecasted purchase. If the forecasted purchase did not occur or the interest rate swaps were terminated early, changes in the fair value of the swaps were recorded in net income.

Over-the-counter call options which hedged liabilities tied to the S&P stock index were carried at fair value. The change in fair value was reflected directly in net income. Gain (loss) realized upon termination of these call options was included in net income. Over-the-counter call options which hedge stock appreciation rights were carried at fair value when hedging vested stock appreciation rights and at cost when hedging unvested stock appreciation rights. The change in fair value of call options hedging vested stock appreciation rights was included in net income. Gain (loss) upon termination was reported in net income.

Foreign currency swaps, which hedged some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies, were carried at fair value. The change in fair value was included in shareholder's equity. Realized gain (loss) from the termination of such derivatives was included in net income.

Prior to January 1, 2001, hedge accounting was applied as indicated above after LNL determined that the items to be hedged exposed LNL to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk or equity risk. Moreover, the derivatives used to hedge these exposures were designated as hedges and reduced the indicated risk demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. If such criteria was not met or if the hedged items were sold,

The Lincoln National Life Insurance Company terminated or matured, the change in value of the derivatives was included in net income.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts
These assets and liabilities represent segregated funds administered and invested by LNL for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting by Insurance Companies For Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include unit-linked products and fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The Lincoln National Life Insurance Company

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for deferred acquisition costs. (See above for discussion of amortization.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2000 through 2002 ranged from 4.00% to 10.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment-type products acquired and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
LNL's insurance companies enter into reinsurance agreements with other companies in the normal course of their business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re on December 7, 2001, LNL's reinsurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. Assets/liabilities and premiums/benefits from certain reinsurance contracts that granted statutory surplus to other insurance companies are netted on the consolidated balance sheets and income statements, respectively, since there is a right of offset.

The Lincoln National Life Insurance Company

All other reinsurance agreements including the Swiss Re indemnity reinsurance transaction are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
LNL accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, LNL recognized compensation expense for stock options on LNC stock granted to LNL employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. Accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123 to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective and the retroactive restatement method. LNC will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, LNL will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

The following table illustrates the effect on net income and earnings per share for 2002, 2001 and 2000 if LNL had applied the fair value recognition provisions of FAS 123.

                                               Year Ended December 31,
                                               2002     2001    2000
                                               -----------------------
                                                  (in millions)
                                               -----------------------
             Net income, as reported.......... $49.0   $496.1  $648.9
             Less:
             Total stock-based employee
              compensation expense
              determined under the fair value
              based method for all awards, net
              of tax effects..................   9.2     16.2     9.5
                                                -----  ------  ------
             Pro forma net income............. $39.8   $479.9  $639.4
                                                =====  ======  ======

Income Taxes
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.


--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Change in Estimates

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

LNL adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-
 for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business generated in recent years, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. LNL adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that LNL does not have impaired goodwill. The valuation techniques used by LNL for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million during the year ended December 31, 2002.

During 2002, the change in the carrying value of the Lincoln Retirement segment's goodwill was a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 was $20.2 million (see Note 11).

The Lincoln National Life Insurance Company

The carrying amount of goodwill by reportable segment as of December 31, 2002 is as follows:

                                               (in millions)
                                               -------------
                    Lincoln Retirement Segment    $ 64.1
                    Life Insurance Segment....     855.1
                                                  ------
                    Total.....................    $919.2
                                                  ======

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                       December 31,
                                                        2001   2000
                                                       -------------
                                                       (in millions)
                                                       -------------
           Reported Net Income........................ $496.1 $648.9
           Add back: Goodwill Amortization (after-tax)   26.5   24.9
                                                       ------ ------
           Adjusted Net Income........................ $522.6 $673.8
                                                       ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                   As of December 31, 2002 As of December 31, 2001
                                    Gross                   Gross
                                   Carrying  Accumulated   Carrying  Accumulated
                                    Amount   Amortization   Amount   Amortization
                                   -----------------------------------------------
                                                  (in millions)
                                   -----------------------------------------------
  Amortized Intangible Assets:
    Lincoln Retirement Segment:
      Present value of in-force... $  225.0     $102.3     $  225.0     $ 70.5
    Life Insurance Segment:
      Present value of in-force... $1,254.2     $364.1      1,254.2      290.2
                                   --------     ------     --------     ------
  Total........................... $1,479.2     $466.4     $1,479.2     $360.7
                                   ========     ======     ========     ======

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $105.7 million, $91.8 million and $129.4 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                               2003...... $ 74.7
                               2004......   71.5
                               2005......   70.4
                               2006......   71.3
                               2007......   72.3
                               Thereafter  652.6

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. LNL adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the consolidated financial position and results of operations of LNL.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit

The Lincoln National Life Insurance Company plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by LNL will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Change in Estimate for Personal Accident Reinsurance Reserves
As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although LNL and the indus-
 try continue to review the new rules, at the present time LNL does not believe there are VIEs that would result in consolidation with LNL.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, "Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to LNL, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact LNL's prospective reported consolidated net income and consolidated financial position. Until the FASB finalizes the Statement 133 Implementation Issue, LNL is unable to determine what, if any, impact it will have on LNL's consolidated financial statements.

The Lincoln National Life Insurance Company

3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                           Amortized Cost  Gains    Losses  Fair Value
                                           -------------- -------- -------  ----------
                                                          (in millions)
                                           -------------------------------------------
December 31, 2002:
  Corporate bonds.........................   $23,690.5    $1,797.3 $(630.8) $24,857.0
  U.S. Government bonds...................       400.7       104.7    (2.3)     503.1
  Foreign government bonds................       783.4        40.8   (25.7)     798.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       704.2        26.3    (1.8)     728.7
    Collateralized mortgage obligations...     2,084.4       113.9    (0.4)   2,197.9
    Other asset-backed securities.........     1,899.3       149.8   (12.4)   2,036.7
  State and municipal bonds...............       106.0         5.0    (0.1)     110.9
  Redeemable preferred stocks.............        77.8         1.5    (1.2)      78.1
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    29,746.3     2,239.3  (674.7)  31,310.9
Equity securities.........................       196.7        19.4    (8.3)     207.8
                                             ---------    -------- -------  ---------
Total.....................................   $29,943.0    $2,258.7 $(683.0) $31,518.7
                                             =========    ======== =======  =========
December 31, 2001:
  Corporate bonds.........................   $21,944.7    $  704.0 $(555.1) $22,093.6
  U.S. Government bonds...................       346.7        56.8    (4.8)     398.7
  Foreign government bonds................       810.5        46.3    (9.3)     847.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       606.5        15.0    (7.4)     614.1
    Collateralized mortgage obligations...     1,462.6        63.0    (5.6)   1,520.0
    Other asset-backed securities.........     1,300.3        51.4   (11.3)   1,340.4
  State and municipal bonds...............        45.9         0.3    (1.5)      44.7
  Redeemable preferred stocks.............        82.6         3.5    (0.2)      85.9
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    26,599.8       940.3  (595.2)  26,944.9
Equity securities.........................       260.7        17.8   (19.8)     258.7
                                             ---------    -------- -------  ---------
Total.....................................   $26,860.5    $  958.1 $(615.0) $27,203.6
                                             =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002:
           Due in one year or less..........   $   816.0    $   820.1
           Due after one year through five
            years...........................     6,138.3      6,425.8
           Due after five years through ten
            years...........................     9,545.3     10,051.5
           Due after ten years..............     8,558.8      9,050.2
                                               ---------    ---------
           Subtotal.........................    25,058.4     26,347.6
           Asset/mortgage-backed
            securities......................     4,687.9      4,963.3
                                               ---------    ---------
           Total............................   $29,746.3    $31,310.9
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2002:
               Below 7%........ $2,172.7     $1,527.6     $1,584.7
               7%-8%...........  2,309.4      2,307.3      2,464.4
               8%-9%...........    598.1        587.1        635.3
               Above 9%........    264.6        265.9        278.9
                                --------     --------     --------
               Total........... $5,344.8     $4,687.9     $4,963.3
                                ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2002
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,111.8      19.5%
                      AA..............   1,815.5       5.8
                      A...............  10,404.6      33.2
                      BBB.............  10,922.5      34.9
                      BB..............   1,215.2       3.9
                      Less than BB....     841.3       2.7
                                       ---------     -----
                      Total........... $31,310.9     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                         Year Ended December 31
                                         2002      2001     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
             Fixed maturity securities $2,030.3  $2,008.4 $2,015.5
             Equity securities........     10.1       9.7     12.7
             Mortgage loans on real
              estate..................    356.3     373.9    373.1
             Real estate..............     45.8      48.1     50.3
             Policy loans.............    133.6     124.3    123.8
             Invested cash............     30.4      63.5     85.5
             Other investments........     18.8      67.5     50.8
                                       --------  -------- --------
             Investment revenue.......  2,625.3   2,695.4  2,711.7
             Investment expense.......   (115.8)    141.2    124.9
                                       --------  -------- --------
             Net investment income.... $2,509.5  $2,554.2 $2,586.8
                                       ========  ======== ========

The detail of the net realized loss on investments and derivative instruments is as follows:

                                             Year Ended December 31
                                             2002     2001     2000
                                           -------  -------  -------
                                                 (in millions)
                                           -------------------------
          Fixed maturity securities
           available-for-sale:
            Gross gain.................... $ 163.8  $ 163.4  $ 131.3
            Gross loss....................  (578.5)  (421.1)  (203.3)
          Equity securities available-for-
           sale:
            Gross gain....................    11.8     13.4     32.6
            Gross loss....................   (22.2)    (5.7)   (25.5)
          Other investments...............    27.2     39.8     12.9
          Associated restoration of
           deferred acquisition costs and
           Provision for policyholder
           commitments....................   143.2    106.9     34.7
          Investment expenses.............    (9.3)    (9.0)    (7.0)
                                           -------  -------  -------
          Total Investments...............  (264.0)  (112.3)   (24.3)
          Derivative Instruments, net of
           associated amortization of
           deferred acquisition costs.....     1.2     (9.2)      --
                                           -------  -------  -------
          Total Investments and
           Derivative Instruments......... $(262.8) $(121.5) $ (24.3)
                                           =======  =======  =======

The Lincoln National Life Insurance Company

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                             Year Ended December 31
                                              2002     2001   2000
                                             ------   ------  -----
                                                (in millions)
                                             --------------------
               Fixed maturity securities.... $296.6   $237.2  $41.2
               Equity securities............   21.4     15.7   14.6
               Mortgage loans on real estate    9.7     (2.7)   0.2
               Real estate..................     --      0.7     --
               Other long-term investments..    6.4      0.9     --
                                             ------   ------  -----
               Total........................ $334.1   $251.8  $56.0
                                             ======   ======  =====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities is as follows:

                                          Year Ended December 31
                                           2002    2001    2000
                                         -----------------------
                                              (in millions)
                                         -----------------------
               Fixed maturity securities $1,219.5 $319.7  $684.0
               Equity securities........     13.0  (16.6)   (3.2)
                                         -------- ------  ------
               Total.................... $1,232.5 $303.1  $680.8
                                         ======== ======  ======

During the second quarter of 1998, LNL purchased three bonds issued with offsetting interest rate characteristics. Subsequent to the purchase of these bonds, interest rates increased and the value of one of these bonds decreased. This bond was sold at the end of the second quarter 1998 and a realized loss of $28.8 million ($18.7 million after-tax) was recorded. The other two bonds are still owned by LNL and are producing net investment income on an annual basis of $9.9 million ($6.4 million after-tax). Subsequent to these transactions being recorded, the Emerging Issues Task Force of the Financial Accounting Standards Board reached consensus with regard to accounting for this type of investment strategy. LNL is not required to apply the new accounting rules, however, if such rules were applied, the realized loss on the sale of $28.8 million ($18.7 million after-tax) on one of these bonds recorded at the end of the second quarter of 1998 would be reduced to $8.8 million ($5.7 million after-tax) and the difference would be applied as a change in the carrying amount of the two bonds that remain in LNL's portfolio. Also, net investment income for the year ended December 31, 2002, 2001 and 2000 would be less than reported by $2.9 million ($1.9 million after-tax), $2.7 million ($1.8 million after-tax) and $2.5 million ($1.6 million after-tax), respectively.

The balance sheet captions, "Real Estate" and "Property and Equipment," are shown net of allowances for depreciation as follows:

                                             December 31
                                             2002    2001
                                             ------------
                                             (in millions)
                                             ------------
                      Real estate........... $41.0  $ 38.4
                      Property and equipment  86.5   105.4

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      December 31
                                                      2002    2001
                                                     -------------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $ 72.3  $25.6
            Allowance for losses....................  (11.9)  (2.2)
            Impaired loans with no allowance for
             losses.................................     --     --
                                                     ------  -----
            Net impaired loans...................... $ 60.4  $23.4
                                                     ======  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                2002   2001   2000
                                               -------------------
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 2.2  $ 4.9  $ 4.7
            Provisions for losses.............  12.7    0.7    1.8
            Releases due to principal paydowns  (3.0)  (3.4)  (1.6)
            Releases due to foreclosures......    --     --     --
                                               -----  -----  -----
            Balance at end-of-year............ $11.9  $ 2.2  $ 4.9
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                  Year Ended
                                                  December 31
                                               2002  2001  2000
                                               -----------------
                                                 (in millions)
                                               -----------------
                Average recorded investment in
                 impaired loans............... $54.0 $25.0 $27.9
                Interest income recognized on
                 impaired loans...............   5.6   3.0   2.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, LNL had mortgage loans on non-accrual status of $1.8 million and $0.0 million, respectively. As of December 31, 2002 and 2001, LNL had no mortgage loans past due 90 days and still accruing.

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, LNL had restructured mortgage loans of $4.6 million and $5.2 million, respectively. LNL recorded $0.4 million and $0.5 million of interest income on these restructured mortgage loans in 2002 and 2001, respectively. Interest income in the amount of $0.4 million and $0.5 million would have been recorded on these mortgage loans according to their original terms in 2002 and 2001, respectively. As of December 31, 2002 and December 31, 2001, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $558.9 million. As of December 31, 2002, this includes $168.1 million of standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $34.8 million and $32.4 million, respectively.

The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt in the amount of $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

During the fourth quarter of 2000, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $186.0 million and carrying value of $185.7 million. LNL retained a 6.3% beneficial interest in the securitized assets. LNL received $172.7 million from the trust for the sale of the senior trust certificates representing the other 93.7% beneficial interest. A realized gain of $0.4 million pre- tax was recorded on this sale. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Cash flows received during 2002, 2001 and 2000 from interests retained in the trust were $2.6 million, $2.6 million and $0.4 million, respectively. The fair values of the mortgage loans were based on a discounted cash flow method based on credit rating, maturity and future income. Prepayments are expected to be less than 1% with an expected weighted-average life of 6.4 years. Credit losses are anticipated to be minimal over the life of the trust.

During the fourth quarter of 2001, LNL completed a second securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $209.7 million and a carrying value of $198.1 million. LNL received $209.7 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.2 million and $0.03 million were received in 2002 and 2001, respectively. The transaction was hedged with total return swaps to lock in the value of the loans. LNL recorded a loss on the hedge of $10.1 million pre-tax and a realized gain on the sale of $11.6 million pre-tax resulting in a net gain of $1.5 million pre-tax. Upon securitization, LNL did not retain an interest in the securitized assets; however, LNL later invested $14.3 million of its general account assets in the certificates issued by the trust. This investment is included in fixed maturity securities on the balance sheet.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2002     2001    2000
                                          -------  -------  ------
                                               (in millions)
                                          ------------------------
              Current.................... $(140.4) $ 456.1  $ 54.0
              Deferred...................    48.9   (299.7)  178.8
                                          -------  -------  ------
              Total tax expense (benefit) $ (91.5) $ 156.4  $232.8
                                          =======  =======  ======

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                            Year Ended December 31
                                             2002    2001    2000
                                           ------   ------  ------
                                                (in millions)
                                           -----------------------
             Tax rate times pre-tax income
              (loss)...................... $(14.9)  $233.9  $308.6
             Effect of:
               Tax-preferred investment
                income....................  (39.7)   (62.6)  (61.3)
               Other items................  (36.9)   (14.9)  (14.5)
                                           ------   ------  ------
             Provision for income taxes
              (benefit)................... $(91.5)  $156.4  $232.8
                                           ======   ======  ======
             Effective tax rate...........   (215)%     23%     26%

The effective tax rate is a ratio of tax expense (benefit) over pre-tax income
(loss). Since the pre-tax loss of $42.5 million resulted in a tax benefit of $91.5 million in 2002, an unusual effective tax rate of (215)% is reported.

The Lincoln National Life Insurance Company

The Federal income tax asset (liability) is as follows:

                                                        December 31
                                                       2002    2001
                                                      ------ -------
                                                       (in millions)
                                                      --------------
           Current receivable from (payable to)
            LNC...................................... $ 92.8 ($462.0)
           Deferred..................................   95.3   381.9
                                                      ------ -------
           Total Federal income tax asset (liability) $188.1  $(80.1)
                                                      ====== =======

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2002     2001
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
              Insurance and investment contract
               liabilities....................... $1,152.6 $  969.3
              Reinsurance deferred gain..........    397.5    392.3
              Net operating and capital loss
               carryforwards.....................     80.1     18.1
              Postretirement benefits other than
               pensions..........................     27.1     36.6
              Ceding commission asset............     16.7     18.6
              Compensation related...............     49.3     38.0
              Other..............................     87.4     84.4
                                                  -------- --------
            Total deferred tax assets............  1,810.7  1,557.3
                                                  -------- --------
            Deferred tax liabilities:
              Deferred acquisition costs.........    527.5    494.5
              Investment related.................    220.9     51.3
              Net unrealized gain on securities
               available-for-sale................    572.7    135.5
              Present value of business in-force.    354.5    391.5
              Other..............................     39.8    102.6
                                                  -------- --------
            Total deferred tax liabilities.......  1,715.4  1,175.4
                                                  -------- --------
            Net deferred tax asset............... $   95.3 $  381.9
                                                  ======== ========

The Company and its affiliates are part of a consolidated filing to the Internal Revenue Service with their common parent, Lincoln National Corporation. Cash paid to LNC for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively. Cash received from LNC for Federal income taxes in 2000 was $38.0 million due to the carry back of 1999 tax losses.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002, 2001, and 2000, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002 and 2001.

At December 31, 2002, LNL had net operating loss carryforwards for Federal income tax purposes of $31.7 million for Lincoln Life New York that expire in the year 2013. The Company had net capital loss carryforwards of $156.2 million and First Penn had net capital loss carryforwards of $7.4 million that expire in the year 2007. Lincoln Life New York had net capital loss carryforwards of $33.5 million expiring in years 2004 through 2007. The net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2002, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

--------------------------------------------------------------------------------
5. Supplemental Financial Data



Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                         Year Ended December 31
                                         2002*    2001*     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $  909.7  $1,363.7 $1,279.3
              Insurance ceded.........  1,750.1     953.2    513.6
                                       --------  -------- --------
              Net reinsurance premiums
               and fees............... $ (840.4) $  410.5 $  765.7
                                       ========  ======== ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2002 includes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $1,145.0 million; $555.1 million and $356.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Detailed below is a breakdown of amounts included in LNL's balance sheet related to the reinsurance business sold to Swiss Re through indemnity reinsurance. Because LNL is not relieved of its liability to the ceding companies for this business,

The Lincoln National Life Insurance Company the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from Swiss Re. At December 31, 2002, amounts recoverable from reinsurers included $5.1 billion related to the reinsurance business sold to Swiss Re.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                 Year Ended December 31
                                                   2002        2001
                                                  --------   ---------
                                                    (in millions)
                                                 ---------------------
           Balance at beginning-of-year......... $2,267.0    $2,385.6
           Deferral.............................    622.4       673.5
           Amortization.........................   (296.7)     (327.1)
           Adjustment related to realized losses
            on securities available-for-sale....    115.0       112.9
           Adjustment related to
            unrealized gains on securities
            available-for-sale..................   (338.5)     (187.2)
           Other................................      4.0      (390.7)
                                                  --------   --------
           Balance at end-of-period............. $2,373.2    $2,267.0
                                                  ========   ========

Realized gains and losses on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $115.0 million, $112.9 million and $38.2 million, respectively. In addition, realized gains and losses for the years ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $25.6 million, $10.6 million and $(3.5) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2002      2001      2000
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  566.7  $  812.3  $  830.5
            Other volume related
             expenses.................    264.2     191.4     222.3
            Operating and
             administrative expenses..    643.1     796.4     719.5
            Deferred acquisition costs
             net of amortization......   (325.7)   (346.4)   (428.1)
            Restructuring charges.....       --      37.4      (1.0)
            Goodwill amortization.....       --      26.5      24.9
            Other intangibles
             amortization.............    105.7      91.8     129.4
            Other.....................     95.8     103.4      90.0
                                       --------  --------  --------
            Total..................... $1,349.8  $1,712.8  $1,587.5
                                       ========  ========  ========

A reconciliation of the present value of business in-force for LNL's insurance subsidiaries included in other intangible assets is as follows:

                                                 December 31
                                          2002      2001      2000
                                        --------  --------  --------
                                                (in millions)
                                        ----------------------------
          Balance at
           beginning-of-year........... $1,118.5  $1,209.7  $1,353.3
          Adjustments to balance.......       --      (0.7)    (15.7)
          Interest accrued on
           unamortized balance
           (Interest rates range from
           5% to 7%)...................     61.4      71.0      77.6
          Amortization.................   (167.1)   (161.5)   (205.5)
                                        --------  --------  --------
          Balance at end-of-year.......  1,012.8   1,118.5   1,209.7
          Other intangible assets (non-
           insurance)..................
          Total other intangible assets
           at end-of-year.............. $     --  $     --  $   12.8
                                        ========  ========  ========

The Lincoln National Life Insurance Company

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                               December 31
                                             2002      2001
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $20,634.6 $18,553.7
                 Undistributed earnings on
                  participating business..     156.7     100.2
                 Other....................     610.9     562.7
                                           --------- ---------
                 Total.................... $21,402.2 $19,216.6
                                           ========= =========

Details underlying the balance sheet captions of short-term debt and surplus notes payable to LNC are as follows:

                                                    December 31
                                                   2002     2001
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
              Short-term debt................... $  103.7 $  261.8
                                                 ======== ========
              Surplus notes due Lincoln National
               Corporation:
                6.56% surplus note, due 2028....   $500.0 $  500.0
                6.03% surplus note, due 2028....    750.0    750.0
                                                 -------- --------
              Total surplus notes............... $1,250.0 $1,250.0
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note for $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.316 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for the LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2002, 2001 and 2000 was $79.3 million, $80.6 million and $80.2 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans -- U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, one of these plans was amended to limit the maximum compensation recognized for benefit payment calculation purposes. The effect of this amendment was to reduce LNL's pension benefit obligation by $5.4 million.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan. The effect of this plan curtailment was to decrease LNL's pension benefit obligation by $2.4 million. Effective January 1, 2000, a second supplemental executive retirement plan was established for this

The Lincoln National Life Insurance Company same group of executives to guarantee that the total benefit payable under the LNL employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of December 31, 1999. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNL 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 1, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

The Lincoln National Life Insurance Company

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                      Year Ended December 31
                                                  ------------------------------------
                                                                   Other Postretirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                   2002     2001    2002       2001
                                                  ------   ------  ---------  --------
                                                           (in millions)
                                                  -------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $340.4   $334.5  $   --     $   --
  Transfers of assets............................   (1.4)     2.5      --         --
  Actual return on plan assets...................  (31.1)   (15.5)     --         --
  Company contributions..........................   58.0     33.8      --         --
  Administrative expenses........................   (1.6)    (0.9)     --         --
  Benefits paid..................................  (21.3)   (14.0)     --         --
                                                  ------   ------   ------     ------
  Fair value of plan assets at end-of-year....... $343.0   $340.4  $   --     $   --
                                                  ======   ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $399.3   $388.2  $ 81.9     $ 88.5
  Transfers of benefit obligations...............   (1.3)     2.7    (0.9)       0.1
  Plan amendments................................     --    (25.4)     --         --
  Service cost...................................   17.3     13.4     1.4        2.6
  Interest cost..................................   26.8     28.8     5.1        6.2
  Plan participants' contributions...............     --       --     1.1        1.7
  Sale of business segment.......................     --       --      --       (6.0)
  Plan curtailment gain..........................     --    (16.0)     --      (11.2)
  Actuarial (gains) losses.......................   20.3     21.6     6.8        7.6
  Benefits paid..................................  (21.3)   (14.0)   (6.5)      (7.6)
                                                  ------   ------   ------     ------
  Benefit obligation at end-of-year.............. $441.1   $399.3  $ 88.9     $ 81.9
                                                  ======   ======   ======     ======
Underfunded status of the plans.................. $(98.1)  $(58.9) $(88.9)    $(81.9)
Unrecognized net actuarial losses................  109.3     32.4     8.2        1.0
Unrecognized negative prior service cost.........  (19.8)   (24.7)     --         --
                                                  ------   ------   ------     ------
Accrued benefit cost............................. $ (8.6)  $(51.2) $(80.7)    $(80.9)
                                                  ======   ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   6.50%    7.00%   6.50%      7.00%
  Expected return on plan assets.................   8.25%    9.00%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................   5.00%    5.00%     --         --
  All other plans................................   4.00%    4.00%   4.00%      4.00%

In 2002, all plans have projected benefit obligations in excess of plan assets. In 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were $269.8 million, the aggregate accumulated benefit obligations were $245.9 million and the aggregate fair value of plan assets was $208.5 million.

As is required by SFAS No. 87, "Employer's Accounting for Pensions," for plans where the accumulated benefit obligation exceeds the fair value of plan assets, the Company has recognized the minimum pension liability of the unfunded accumulated benefit obligation as a liability with an offsetting adjustment to Other Comprehensive Income, net of tax impact. As of December 31, 2002, this minimum pension liability amounted to $51.9 million ($79.8 million pre-tax).

Plan assets for both the funded employees and agents plans are principally invested in equity and fixed income funds managed by LNL's affiliate, Delaware Management Holdings, Inc.

The Lincoln National Life Insurance Company

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                   Year Ended December 31
                                        -------------------------------------------
                                                                Other Postretirement
                                           Pension Benefits           Benefits
                                        ----------------------  --------------------
                                           2002    2001    2000   2002   2001   2000
                                        ------  ------  ------  -----  -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.8  $ 13.9  $ 12.5  $ 1.4  $ 2.6  $ 2.1
Interest cost..........................   26.8    28.8    26.1    5.1    6.2    5.7
Expected return on plan assets.........  (27.1)  (29.8)  (29.0)    --     --     --
Amortization of prior service cost.....   (2.4)    0.2     0.2     --     --     --
Recognized net actuarial (gains) losses    0.2     0.2    (2.0)  (0.4)  (0.4)  (0.7)
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $ 15.3  $ 13.3  $  7.8  $ 6.1  $ 8.4  $ 7.1
                                        ======  ======  ======  =====  =====  =====

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capital cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by $6.2 million and $5.7 million, respectively. The aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would increase by $0.5 million and $0.7 million, respectively.

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $1.0 million, $2.8 million and $4.2 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. LNL's expense for the 401(k) plan amounted to $12.6 million, $13.5 million and $21.0 million in 2002, 2001 and 2000, respectively.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense (income) for these plans amounted to $(3.6) million, $(2.9) million and $3.0 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's employer matching contributions, as well as changes in the measurement of LNL's liabilities under these plans.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Lincoln National Life Insurance Company

In connection with the acquisition of the block of individual life insurance and annuity business from CIGNA, LNL assumed the liability for an unfunded contributory deferred compensation plan covering certain former CIGNA employees and agents. These participants became immediately eligible for the LNC contributory deferred compensation plans, and therefore this plan was frozen as to future deferrals as of January 1, 1998. Effective January 1, 2001, this frozen plan was merged into the LNC contributory deferred compensation plans and the associated expenses for 2002, 2001 and 2000 are included in those plan expenses disclosed above.

LNL's total liabilities associated with these plans were $103.7 million and $101.4 million at December 31, 2002 and 2001, respectively.

Incentive Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to LNL employees and agents are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program for agents. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for its agents in the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized by LNL for the SAR program for 2002, 2001 and 2000 was $(0.7) million, $4.8 million and $3.1 million, respectively. The mark-to-market gain
(loss) recognized through net income on call options on LNC stock for 2002, 2001 and 2000 was $(6.7) million, $0.8 million and $1.3 million, respectively. The SAR liability at December 31, 2002 and 2001 was $3.7 million and $6.5 million, respectively.

Through 2002, LNL recognized compensation expense for LNC stock option grants to LNL employees and agents using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to LNL employees been determined based on the estimated fair value at the grant dates for awards under those plans, LNL's pro forma net income for the last three years (2002, 2001 and 2000) would have been $39.8 million, $479.9 million and $639.4 million, respectively (a decrease of $9.2 million, $16.2 million and $9.5 million, respectively).

The above effects on pro forma net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years.

The fair value of options used as a basis for the pro forma disclosures, shown above, was estimated as of the date of grant using a Black-Scholes option-pricing model. Included in the above pro forma decrease in net income for 2001 was $5.9 million after-tax of stock option expense related to the former Reinsurance segment.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, LNL will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative

The Lincoln National Life Insurance Company to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for LNL employees and agents at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2002          (Years)       Exercise Price       2002           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       94,042          0.87            $19.80           94,042         $19.80
 21- 30    1,515,448          6.12             25.43        1,038,904          25.76
 31- 40      285,735          6.95             35.23          163,785          35.89
 41- 50    2,512,254          6.49             43.66        1,721,058          43.67
 51- 60    2,231,192          7.58             51.38        1,017,538          50.84
-------    ---------                                        ---------
$10-$60    6,638,671                                        4,035,327
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                    Year Ended December 31
                                                    2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.6%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.5%    4.6%   6.5%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.00  $13.38  $7.84

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2000..........  5,994,960      $39.88     2,143,460     $30.25
Granted-original....................  1,970,665       26.04
Granted-reloads.....................     40,278       45.99
Exercised (includes shares tendered)   (372,902)      21.98
Forfeited...........................   (464,048)      45.18
                                     ----------      ------     ---------     ------
Balance at December 31, 2000........  7,168,953      $36.69     2,813,438      13.92
                                     ==========      ======     =========     ======
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------     ---------     ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======     =========     ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------     ---------     ------
Balance at December 31, 2002........  6,638,671      $41.39     4,035,327     $40.00
                                     ==========      ======     =========     ======

The Lincoln National Life Insurance Company

Information with respect to the LNC incentive plan SARs outstanding for LNL agents at December 31, 2002 is as follows:

                SARs Outstanding                                 SARs Exercisable
-        ------------------------------- ---------------- -------------------------------
-----------------------------------------------------------------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2002          (Years)       Exercise Price       2002       Exercise Price
-----------------------------------------------------------------------------------------
$21-$30      487,710          2.19            $24.72         183,364          $24.72
 31- 40        3,875          2.45             36.98           1,788           36.90
 41- 50      518,588          3.20             43.57         115,956           43.59
 51- 60      372,075          4.20             52.10              --              --
-------    ---------                                         -------
$10-$60    1,382,248                                         301,108
=======    =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan for 2002, 2001 and 2000 were as follows:

                                                   2002    2001    2000
                                                  ------  ------  ------
      Dividend yield.............................    2.7%    2.7%    3.8%
      Expected volatility........................   29.5%   42.0%   46.0%
      Risk-free interest rate....................    5.0%    5.5%    7.3%
      Expected life (in years)...................    5.0     5.0     5.0
      Weighted-average fair value per SAR granted $10.86  $18.84  $14.62

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                          SARs Outstanding           SARs Exercisable
                                     --------------------------- ------------------------
                                                Weighted-Average         Weighted-Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ---------  ---------------- ------- ----------------
Balance at January 1, 2000..........        --       $   --           --      $   --
Granted-original....................   866,168        24.94
Exercised (includes shares tendered)   (72,823)       24.72
Forfeited...........................   (42,293)       25.19
                                     ---------       ------      -------      ------
Balance at December 31, 2000........   751,052        24.94       82,421       24.72
                                     =========       ======      =======      ======
Granted-original....................   544,205        43.51
Exercised (includes shares tendered)  (142,785)       24.74
Forfeited...........................   (27,381)       28.92
                                     ---------       ------      -------      ------
Balance at December 31, 2001........ 1,125,091        33.85      102,710       25.02
                                     =========       ======      =======      ======
Granted-original....................   383,675        51.95
Exercised (includes shares tendered)   (90,818)       28.57
Forfeited...........................   (35,700)       34.95
                                     ---------       ------      -------      ------
Balance at December 31, 2002........ 1,382,248       $39.20      301,108      $32.06
                                     =========       ======      =======      ======

Restricted LNC stock (non-vested stock) awarded to LNL employees and agents from 2000 through 2002 was as follows:

                                                     Year Ended December 31
                                                       2002   2001    2000
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  46,500  32,639  80,929
   Weighted-average price per share at time of grant $ 33.55 $ 45.59 $ 39.64

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for The Lincoln National Life Insurance Company (the "Company") and its insurance subsidiaries excluding the insurance subsidiaries sold to Swiss Re in 2001 was $(0.252) billion, $0.197 billion and $0.621 billion for 2002, 2001 and 2000, respectively. On December 7, 2001, Swiss Re acquired LNC's reinsurance operations. The trans-

action structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNC's reinsurance operations.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company and its insurance

The Lincoln National Life Insurance Company subsidiaries was $2.6 billion and $3.5 billion for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. The impact of these changes to the Company and its insurance subsidiaries' statutory-based capital and surplus as of January 1, 2001 was not significant.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, the Company's statutory earned surplus was negative.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. Generally, these restrictions pose no short-term liquidity concerns for LNC. As a result of negative statutory earned surplus, the Company was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, the Company received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from the Company's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNC's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for the Company at December 31, 2001.

In general, dividends are not subject to prior approval from the Commissioner provided the Company's statutory earned surplus is positive and such dividends do not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by the Company to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus the statutory loss in 2002, the Company's statutory earned surplus is negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, any dividend(s) paid by the Company in 2003 will be subject to prior approval from the Commissioner. As occurred in 2001, dividends approved and paid while statutory earned surplus is negative will be classified as a reduction to paid-in-capital.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisition and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNC's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2002, 2001 and 2000 was $55.5 million, $63.2 million and $61.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                                2003...... $50.7
                                2004......  49.8
                                2005......  49.2
                                2006......  46.2
                                2007......  44.7
                                Thereafter  48.6

The Lincoln National Life Insurance Company

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Annual costs are dependent on usage but are expected to range from $60.0 million to $70.0 million.

Insurance Ceded and Assumed

LNL's insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10.0 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have also been co-insured with other companies to limit LNC's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $2,009.0 million. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL's insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 28% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.2 million. Also at December 31, 2002, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position. Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. In 2002, the American Legacy Variable Annuity product line sold through AFD accounted for about 15% of LNL's total gross annuity deposits. In addition, the American Legacy Variable Annuity product line represents approximately 31% of LNL's total gross annuity account values at December 31, 2002. Recently, LNL and AFD have agreed to transition the wholesaling of American Legacy to LFD. Currently, AFD uses wholesalers who focus on both American Funds mutual funds as well as the American Legacy Variable Annuity products. Segment management believes that this change to a dedicated team focused on key broker/dealer relationships developed in conjunction with AFD, should lead to renewed growth in American Legacy Variable Annuity sales.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled their claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNC's sale of its former reinsurance business to Swiss Re, refer to the discussion within
Note 11, "Acquisitions and Divestitures."

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $9.0 million and $10.3 million were outstanding at December 31, 2002 and 2001, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through

The Lincoln National Life Insurance Company certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps, interest rate caps and swaptions. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. Call options on the S&P 500 index were used for reinsurance programs and as a result of the acquisition by Swiss Re of LNC's reinsurance operations in December 2001, this equity market risk management strategy was terminated. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNC is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

The Lincoln National Life Insurance Company

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                           Assets (Liabilities)
                                                                      ------------------------------
                                                       Notional or    Carrying Fair   Carrying Fair
                                                     Contract Amounts  Value   Value   Value   Value
                                                     ---------------  -------- -----  -------- -----
                                                       December 31      December 31    December 31
                                                      2002     2001     2002   2002     2001   2001
                                                     -------  ------- -------- -----  -------- -----
                                                                     (in millions)

                                                     ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements...................... 1,276.8  1,258.8  $ 4.7   $ 4.7   $ 0.6   $ 0.6
  Swaptions.........................................   180.0  1,752.0    0.0     0.0     0.1     0.1
  Interest rate swap agreements.....................   429.1    335.1   51.9    51.9    21.0    21.0
                                                     -------  -------  -----   -----   -----   -----
    Total interest rate derivative instruments...... 1,885.9  3,345.9   56.6    56.6    21.7    21.7
Foreign currency derivative instruments:
  Foreign currency swaps............................    61.5     94.6   (2.4)   (2.4)    5.9     5.9
                                                     -------  -------  -----   -----   -----   -----
    Total foreign currency derivative instruments...    61.5     94.6   (2.4)   (2.4)    5.9     5.9
Credit derivative instruments:
  Credit default swaps..............................    26.0     29.0    0.9     0.9     0.9     0.9
Equity indexed derivative instruments:
  Call options (based on LNC Stock).................     1.3      1.1    7.4     7.4    20.5    20.5
                                                     -------  -------  -----   -----   -----   -----
    Total equity indexed derivative instruments.....     1.3      1.1    7.4     7.4    20.5    20.5
Embedded derivatives per FAS 133....................      --       --    2.3     2.3     0.3     0.3
                                                     -------  -------  -----   -----   -----   -----
    Total derivative instruments.................... 1,974.7  3,470.6  $64.8   $64.8   $49.3   $49.3
                                                     =======  =======  =====   =====   =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------- -------------
                                December 31       December 31     December 31
                               2002     2001     2002     2001    2002    2001
                             -------  -------  --------  ------- -----   ------
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,258.8  1,558.8   1,752.0  1,752.0 335.1    708.2
New contracts...............   800.0       --        --       -- 146.6       --
Terminations and maturities.  (782.0)  (300.0) (1,572.0)      -- (52.6)  (373.1)
                             -------  -------  --------  ------- -----   ------
Balance at end-of-year...... 1,276.8  1,258.8     180.0  1,752.0 429.1    335.1
                             =======  =======  ========  ======= =====   ======

                                                Foreign Currency
                                                Swap Agreements
                                                ---------------
                                                 December 31
                                                 2002    2001
                                                 -----   ------
                                                (in millions)
                                                ---------------
                   Balance at beginning-of-year  94.6     37.5
                   New contracts...............    --     80.9
                   Terminations and maturities. (33.1)   (23.8)
                   Foreign exchange adjustment.    --       --
                                                 -----   -----
                   Balance at end-of-year......  61.5     94.6
                                                 =====   =====

The Lincoln National Life Insurance Company

                                                    Call Options Call Options
                                     Credit Default  (Based on    (Based on
                                       Swaps            S&P)     LNC Stock)
                                     -------------- ------------ -----------
                                     December 31    December 31  December 31
                                     2002    2001   2002  2001   2002   2001
                                     ----    ------ ---- ------  ----   ----
                                                (in millions)
                                     --------------------------------------
        Balance at beginning-of-year 29.0    29.0    --   183.3   1.1    0.6
        New contracts...............   --      --    --   141.9   0.3    0.6
        Terminations and maturities. (3.0)     --    --  (325.2) (0.1)  (0.1)
                                      ----    ----   --  ------  ----   ----
        Balance at end-of-year...... 26.0    29.0    --      --   1.3    1.1
                                      ====    ====   ==  ======  ====   ====

                                                Total Return Swaps
                                                December 31
                                                ------------------
                                                2002     2001
                                                ------- ---------
                                                (in millions)
                                                ------------------
                   Balance at beginning-of-year  --         --
                   New contracts...............  --      190.0
                   Terminations and maturities.  --     (190.0)
                                                 --      ------
                   Balance at end-of-year......  --         --
                                                 ==      ======

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2002 and 2001, LNL recognized a net gain of $2.5 million after-tax and a net loss of $6.0 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2002 and 2001, LNL recognized a gain of $8.8 million after-tax and $4.9 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $0.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2002, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging

The Lincoln National Life Insurance Company foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2003 through 2006.

Call Options on LNC Stock
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

Total Return Swaps
LNL used total return swaps in 2001 to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives a floating rate of interest. As of December 31, 2002, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2002, $13.7 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. The amount reclassed from accumulated OCI to earnings for derivative instruments was $16.1 million and $9.7 million for the year ended December 31, 2002 and 2001, respectively. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2003 through 2007, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions
Swaptions, which expire in 2003, entitle LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provide an economic hedge of the annuity line of business. However, the swaptions are not linked to specific assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the swaptions do not qualify for hedge accounting under FAS 133.

Credit Default Swaps
LNL uses credit default swaps which expire in 2003 through 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on S&P 500 Index
Prior to Swiss Re's acquisition of LNC's reinsurance operation in December 2001, LNL used S&P 500 index call options to offset the increase in its liabilities resulting from certain reinsurance agreements which guaranteed payment of the appreciation of the S&P 500 index on certain underlying annuity products. The call options provided LNL with settlement payments from the counterparties on specified expiration dates. The payment, if any, was the percentage increase in the index, over the strike price defined in the contract, applied to the notional amount. The S&P 500 call options provided an economic hedge of the reinsurance liabilities, but the hedging relationship was not eligible for hedge accounting treatment under FAS 133.

The Lincoln National Life Insurance Company

Call Options on LNC Stock
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133.

Derivative Instrument Embedded in Deferred Compensation Plan
LNC has certain deferred compensation plans that have embedded derivative instruments. LNL's liability related to these plans varies based on the investment options selected by its participants. The liability related to certain investment options selected by the participants is marked to market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2001 through December 31, 2002 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2002, there are no outstanding positions in these derivative instruments.

Additional Derivative Information
Income and (expenses) for the agreements and contracts described above amounted to $12.2 million, $3.5 million and $(7.3) million in 2002, 2001 and 2000, respectively. The increase in income for 2002 was primarily because of payments received on interest rate swaps. The increase in 2001 was primarily because under FAS 133 premiums for caps and swaptions are no longer amortized.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2002, the exposure was $62.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps and total return swaps; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance

The Lincoln National Life Insurance Company sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term Debt and Surplus Notes Due LNC
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               ----------------------------------------------------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2002         2002          2001         2001
                                                               ----------------------------------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,310.9   $ 31,310.9    $ 26,944.9   $ 26,944.9
  Equity securities...........................................        207.7        207.7         258.7        258.7
  Mortgage loans on real estate...............................      4,199.7      4,672.5       4,527.3      4,682.6
  Policy loans................................................      1,937.7      2,109.4       1,931.1      2,089.5
  Derivative Instruments......................................         64.8         64.8          49.3         49.3
  Other investments...........................................        377.7        377.7         507.0        507.0
  Cash and invested cash......................................      1,246.5      1,246.5       2,818.4      2,818.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (20,175.0)   (20,408.3)    (18,220.7)   (18,261.5)
  Remaining guaranteed interest and similar contracts.........       (112.6)      (120.3)       (123.5)      (129.8)
  Short-term debt.............................................       (103.7)      (103.7)       (261.8)      (261.8)
  Surplus notes payable to LNC................................     (1,250.0)    (1,125.4)     (1,250.0)      (962.0)
  Guarantees..................................................         (0.4)          --          (0.3)          --
  Investment commitments......................................           --          0.9            --         (5.3)

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $486.0 million and $338.9 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

LNL has two business segments: Lincoln Retirement (formerly known as the Annuities segment) and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain is within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life insurance (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are currently distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., unallocated overhead expenses including interest on short-term and long-term borrowings and the operations of the Fort Wayne, Indiana based 401(k) business; LFA and LFD in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

The Lincoln National Life Insurance Company

Financial data by segment for 2000 through 2002 is as follows:

                                                                                            Year Ended December 31
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
                                                                                                 (in millions)
                                                                                         ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Gain (Loss) on Investments and
 Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $  552.4  $  663.1  $  745.4
  Life Insurance........................................................................    982.6     987.3     964.9
  Other Operations......................................................................    558.3   1,835.5   1,738.7
  Consolidating adjustments.............................................................   (228.4)   (228.1)   (223.5)
                                                                                         --------  --------  --------
Total................................................................................... $1,864.9  $3,257.8  $3,225.5
                                                                                         ========  ========  ========
Net Investment Income:
  Lincoln Retirement.................................................................... $1,424.2  $1,370.0  $1,393.5
  Life Insurance........................................................................    899.1     910.2     871.5
  Other Operations......................................................................    186.2     274.0     321.8
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $2,509.5  $2,554.2  $2,586.8
                                                                                         ========  ========  ========
Realized Gain (Loss) on Investments and Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $ (195.3) $  (64.8) $   (5.2)
  Life Insurance........................................................................    (96.7)    (56.9)    (17.4)
  Other Operations......................................................................     18.5       5.1      (1.7)
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $ (273.5) $ (116.6) $  (24.3)
                                                                                         ========  ========  ========
Income (Loss) before Federal Income Taxes and Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $   (3.7) $  312.8  $  438.0
  Life Insurance........................................................................    298.7     369.8     392.7
  Other Operations......................................................................   (337.5)    (14.7)     51.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (42.5) $  667.9  $  881.7
                                                                                         ========  ========  ========
Federal Income Tax Expense (Benefit):
  Lincoln Retirement.................................................................... $  (58.6) $   36.3  $   79.4
  Life Insurance........................................................................     89.7     131.2     143.4
  Other Operations......................................................................   (122.6)    (11.3)     10.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (91.5) $  156.2     232.8
                                                                                         ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $     --  $   (7.3) $     --
  Life Insurance........................................................................       --      (5.5)       --
  Other Operations......................................................................       --      (2.8)       --
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $     --  $  (15.6) $     --
                                                                                         ========  ========  ========
Net Income (Loss):
  Lincoln Retirement.................................................................... $   54.9  $  269.2  $  358.6
  Life Insurance........................................................................    209.0     233.1     249.3
  Other Operations......................................................................   (214.9)     (6.2)     41.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total Net Income........................................................................ $   49.0  $  496.1  $  648.9
                                                                                         ========  ========  ========

                                                December 31
                                         2002       2001      2000
                                       --------- ---------  ---------
                                               (in millions)
                                       ------------------------------
          Assets:
            Lincoln Retirement........ $52,827.2 $56,888.2  $60,267.1
            Life Insurance............  19,591.6  18,409.7   17,939.1
            Other Operations..........  11,517.3  14,181.4   11,546.1
            Consolidating adjustments.     186.8      (1.3)     112.6
                                       --------- ---------  ---------
          Total Assets................ $84,122.9 $89,478.0  $89,864.9
                                       ========= =========  =========

The Lincoln National Life Insurance Company

During 2000, management initiated a plan to change the operational and management reporting structure of its wholesale distribution organization. Beginning with the quarter ended March 31, 2001, LFD, the wholesaling arm of LNL's distribution network, was reported within Other Operations. Previously, LNL's wholesaling efforts were conducted separately within the Lincoln Retirement and Life Insurance segments.

Also, in the fourth quarter of 2000, a decision was made to change the management reporting and operational responsibilities for First Penn's Schaumburg, Illinois annuities business. Beginning with the quarter ended March 31, 2001, the financial reporting for First Penn's annuities business was included in the Lincoln Retirement segment. This business was previously managed and reported in the Life Insurance segment.

LNL has an immaterial amount of foreign operations reported in its segments. Foreign intracompany revenues are not significant.

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issued and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2002       2001
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,518.7  $27,203.6
         Cost of securities available-for-sale..  29,943.0   26,860.5
                                                 ---------  ---------
         Unrealized gain........................   1,575.7      343.1
         Adjustments to deferred acquisition
          costs.................................    (418.4)     (81.3)
         Amounts required to satisfy
          policyholder commitments..............     (58.7)        --
         Foreign currency exchange rate
          adjustment............................       9.8         --
         Deferred income credits (taxes)........    (405.3)     (89.8)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   703.1  $   172.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2002    2001   2000
                                               ---------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $774.4  $381.3 $289.8
           Less: reclassification adjustment
            for gains (losses) included in net
            income (1)........................  (72.1)   36.2  (65.4)
           Less: Federal income tax expense
            (benefit).........................  315.4   120.1  (92.3)
                                               ------  ------ ------
           Net Unrealized gain on securities
            available-for-sale, net of
            reclassification and Federal
            income tax expense (benefit)...... $531.1  $225.0 $447.5
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense (benefit) of $(1.2) million and $12.6 million ($9.5 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively, and adjustments to deferred amortization costs of $1.6 million and $23.8 million ($18.3 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.

The Lincoln National Life Insurance Company
Notes to Consolidated Financial Statements (continued)

--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. AMG, a strategic partner of LNL's Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 400 other clients nationwide. As of December 31, 2002, the application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. Two of the stock companies sold, LNH&C and LNRAC, were wholly-owned subsidiaries of the Company. At the time of closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing by LNL. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized in earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were included in "Other Operations." During December 2001, LNL recognized in Other Operations $4.3 million ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002 LNC and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNC's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNC following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNC's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNC has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of its legal liabilities to the underlying ceding companies with respect to the portion of the business reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance line of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). During 2002, LNL amortized $46.2 million after-tax ($71.1 million pre-tax) of the deferred gain. An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized due to a novation of certain Canadian business during 2002.

Through December 31, 2002, of the original $1.84 billion in proceeds received by LNL, approximately $0.52 billion was paid for taxes and deal expenses and approximately $0.825 billion was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNC's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to the personal accident business, the reserves related to this exited business line carried on LNL's balance sheet at December 31, 2002 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re

The Lincoln National Life Insurance Company and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2002 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 and the year ended December 31, 2000 were included in "Other Operations."

Earnings from LNL's reinsurance operations were as follows:

                                                                                         Year Ended December 31
                                                                                  -------------------------------------
                                                                                  Eleven Months Ended    Year Ended
                                                                                   November 30, 2001  December 31, 2000
                                                                                  ------------------- -----------------
                                                                                              (in millions)
                                                                                  -------------------------------------
Revenue..........................................................................      $1,521.0           $1,532.2
Benefits and Expenses............................................................       1,383.5            1,384.8
                                                                                       --------           --------
  Income before Federal Income Taxes and Cumulative Effect of Accounting Changes.         137.5              147.4
Federal Income Taxes.............................................................          45.6               44.3
                                                                                       --------           --------
  Income before Cumulative Effect of Accounting Changes..........................          91.9              103.1
Cumulative Effect of Accounting Changes (after-tax)..............................          (2.4)                --
                                                                                       --------           --------
  Net Income.....................................................................         $89.5           $  103.1
                                                                                       ========           ========

--------------------------------------------------------------------------------
12. Restructuring Charges

In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNC's reinsurance operations.

During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used.

The Syracuse restructuring charge was recorded in the first quarter of 2001. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The Lincoln National Life Insurance Company

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) and were included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the FPP restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNC's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $29.8 million have been expended or written off for the three remaining plans through December 31, 2002. As of December 31, 2002, a balance of $0.9 million remains in the restructuring reserves for these plans and is expected to be utilized in the completion of the plans. Details of each of these 2001 restructuring plans are provided below.

During the first quarter of 2001, LNL recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan was to consolidate the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

During the second quarter of 2001, LNL recorded restructuring charges in its Lincoln Retirement and Life Insurance segments of $0.63 million ($0.97 million pre-tax) and $2.03 million ($3.12 million pre-tax), respectively, related to a restructuring plan for the Schaumburg, Illinois operations of First Penn-Pacific. The objective of this plan was to eliminate duplicative functions in Schaumburg, Illinois by transitioning them into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut, respectively, in order to reduce ongoing operating costs. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $3.19 million related to the elimination of 27 positions and (2) other costs of $0.9 million. Actual pre-tax costs totaling $3.7 million have been expended or written-off and 26 positions have been eliminated under this plan through December 31, 2002. In the second quarter of 2002, $0.1 million of the original charge for this plan was reversed. As of December 31, 2002, a balance of $0.3 million remains in the restructuring reserve for this plan. Expenditures under this plan are expected to be completed in the first quarter of 2004.

During the second quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $1.2 million ($1.8 million pre-tax). The objectives of this restructuring plan were to reorganize the life wholesaling function with the independent planner distribution channel, consolidate retirement wholesaling territories, and streamline the marketing and communications functions. The restructuring plan identified severance and termination benefits of $1.8 million (pre-tax) related to the elimination of 33 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $1.8 million were expended and 26 positions were eliminated under this plan.

During the fourth quarter of 2001, LNL recorded a restructuring charge in its Life Insurance segment of $1.5 million ($2.3 million pre-tax). The objectives of this restructuring plan were to reorganize and consolidate the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business. The restructuring plan identified severance and termination benefits of $2.3 million (pre-tax) related to the elimination of 36 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $2.3 million were expended and 36 positions were eliminated under this plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million.

During the fourth quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $2.5 million ($3.8 million pre-tax). The objectives of this restructuring plan were to combine channel oversight, position LFD to take better advantage of ongoing "marketplace consolidation" and to expand the customer base of wholesalers in certain territories. The restructuring plan identified severance and termination benefits of $3.8 million (pre-tax) related to the elimination of 63 positions. Actual pre-tax costs totaling $3.8 million have been expended and 62 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of less than $0.1 million remains in the re-

The Lincoln National Life Insurance Company structuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in the first quarter of 2003.

During the fourth quarter of 2001, LNL recorded a restructuring charge in "Other Operations" of $15.8 million ($24.4 million pre-tax). The objectives of this restructuring plan were to consolidate operations and reduce excess space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.3 million related to the elimination of 9 positions; (2) write-off of leasehold improvements of $3.2 million and (2) other costs of $20.9 million primarily related to termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). In the third quarter of 2002, $1.5 million of the original charge for this plan was reversed due to LNL's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $22.3 million have been expended and 19 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.6 million remains in the restructuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in 2004. LNL estimates an annual reduction in future operating expenses of $4.6 million (pre-tax) after the plan is fully implemented.

During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring plan implemented to achieve these objectives included aggregate pre-tax costs of $1.6 million, which included $1.4 million for employee severance and $0.2 million for employee outplacement relative to 49 eliminated positions. Actual pre-tax costs totaling $0.9 million have been expended and 49 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.7 million remains in the restructuring reserve for this plan. The plan is expected to be completed in the third quarter of 2003.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2002 and 2001 include LNL's participation in a short-term investment pool with LNC of $257.2 million and $310.9 million, respectively. Related investment income amounted to $5.1 million, $15.1 million and $26.2 million in 2002, 2001 and 2000, respectively. Short-term debt at December 31, 2002 and 2001 of $103.7 million and $261.8 million, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $2.6 million and $2.2 million in 2002, 2001 and 2000, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.25 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2002, 2001 and 2000.

Beginning in 2001, a transfer pricing arrangement was put in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $16.3 million and $12.7 million from DMH for transfer pricing in 2002 and 2001, respectively.

LNL paid fees of $95.3 million, $98.3 million and $105.0 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation which utilizes income and equity of the business units. These activities with affiliated companies resulted in a net payment of $79.7 million, $65.2 million and $44.9 million in 2002, 2001 and 2000, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Although no new reinsurance transactions have been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re, there are certain reinsurance deals between LNL and affiliates that were in place at the time of the sale and continue to be in place as of December 31, 2002. As of December 31, 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted and exclude premiums ceded with other affiliated companies as follows:

                                       Year Ended December 31
                                        2002   2001    2000
                                       ------  ------- ------
                                          (in millions)
                                       ----------------------
                     Insurance assumed $   --. $  0.6. $ 1.2.
                     Insurance ceded..  100.4.  145.9.  98.1.

The Lincoln National Life Insurance Company

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                       December 31
                                                       2002  2001
             -                                        ------ ------
                                                      (in millions)
                                                      -------------
             Future policy benefits and claims
              assumed................................ $  4.1 $  3.9
             Future policy benefits and claims ceded.  799.7  905.6
             Amounts recoverable from reinsurers on
              paid and unpaid losses.................   21.5   76.5
             Reinsurance payable on paid losses......    5.7    5.8
             Funds held under reinsurance treaties --
              net liability..........................  735.5  968.3

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $140.2 million and $528.6 million at December 31, 2002 and 2001, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2002 and 2001, LNC had guaranteed $140.2 million and $528.6 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2002, LNL did not have any statutory surplus relief transactions with affiliates.
--------------------------------------------------------------------------------
14. Subsequent Events

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. The financial impact of the realignment will result in the Life Insurance segment incurring costs of approximately $15-$17 million after-tax during 2003.

In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. Restructuring costs under the plan are expected to be $3-$5 million after-tax and are expected to be incurred in 2003.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization. As discussed in Notes 2 and 7 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

             LINCOLN NATIONAL VARIABLE ANNUITY FUND A (INDIVIDUAL)

                  Post-Effective Amendment No. 52 on Form N-3
                           PART C--OTHER INFORMATION

For Part C Item 24: FINANCIAL STATEMENTS For Lincoln Life:

(a)  List OF Financial Statements

 1.  Part A.
      The Table of Condensed Financial Information is included in Part A of this Registration Statement.

 2.  Part B.
     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2002
     Statement of Operations - Year ended December 31, 2002
     Statements of Changes in Net Assets - Years ended December 31, 2002 and
       2001
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

 3.  Part B.
     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - December 31, 2002 and 2001
     Consolidated Statements of Income - Years ended December 31, 2002, 2001, and 2000
     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2002, 2001, and 2000
     Consolidated Statements of Cash Flows - Years ended December 31, 2002,
       2001, and 2000
     Notes to Consolidated Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

(b)  LIST OF EXHIBITS

(1) Separate Account Resolution of the Board of Directors of the Insurance Company authorizing the establishment of the Registrant (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(2) Fund Bylaws or Instruments corresponding thereto (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)


(3) Custody Agreement effective April 11, 2001 incorporated herein by reference to Post-Effective Amendment No. 51 (File No. 002-26342) filed on April 18, 2002.

(4) (a) Investment Advisory Contract (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998) (b) Sub-Advisory Agreement between Vantage Investment Advisers and The Lincoln National Life Insurance Company. (c) Inter-Series Transfer Agreement Investment Advisery Agreement between Vantage Investment Advisers and Delaware Management Company (DMC) effective May 1, 2002.


(5)  Not applicable

(6) Variable Annuity Contract (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(7) Application (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(8) Articles of Incorporation and Bylaws Lincoln National Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (33-27783) filed on December 5, 1996.

(9)  Not applicable

(10) Not applicable


(11) (a) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form S-6 (333-40745) filed on November 21, 1997.
     (b) Amendment to the Service Agreement fee schedule incorporated herein by reference to Post-Effective Amendment No. 51 (File No. 002-26342) filed on April 18, 2002.


(12) Opinion and Consent of Counsel--Robert H. Carpenter, Esquire (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(13) Consent of Ernst & Young LLP, Independent Auditors

(14) Not applicable

(15) Not applicable

(16) Not applicable

(17) (a) Code of Ethics-Fund A
     (b) Code of Ethics-Lincoln Life is incorporated herein by reference to Post-Effective Amendment No. 50 to this Registration Statement filed on April 20, 2001.
     (c) Code of Ethics-Delaware Management Company, series of Delaware Management Business Trust (DMBT)(formerly Vantage Investment Advisers) is incorporated herein by reference to Post-Effective Amendment No. 50 to this Registration Statement filed on April 20, 2001.

(18) General


     (a) Organizational Chart of the Lincoln National Insurance Holding Company System.

(19) Power of Attorney


Item 29.

Subj: Part C Item 25 Directors and Officers of the Depositor - Lincoln National
      Life

Jon A. Boscia **                 President and Director
Lorry J. Stensrud*               Chief Executive Officer of Lincoln Retirement,
                                 Executive Vice President, and Director
John H. Gotta***                 Chief Executive Officer of Life Insurance,
                                 Executive Vice President, and Director
Gary W. Parker ***               Senior Vice President
Cynthia A. Rose*                 Secretary and Assistant Vice President
Eldon J. Summers*                Second Vice President and Treasurer
Richard C. Vaughan**             Director
Janet Chrzan*                    Senior Vice President, Chief Financial Officer
                                 and Director
Elizabeth Frederick*             Senior Vice President and General Counsel
Bradley R. Skarie*               Acting Director of Annuities Compliance
Christine Frederick***           Director of Life Compliance
See Yeng Quek****                Chief Investment Officer and Director
Barbara S. Kowalczyk**           Director
Jude T. Driscoll****             Director


* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112
***    Principal business address is 350 Church Street, Hartford, CT 06103
**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

        Indiana 46804

This list is also designed to satisfy the requirements of Item 33.


Item 30.

     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

See Exhibit 18(a): Organizational Chart of the Lincoln National Insurance Holding Company System. The Fund is a segregated account established pursuant to Indiana Law, and thus does not appear on the Chart.


Item 31.
                   NUMBER OF CONTRACTOWNERS

As of March 31, 2003, there were 441 Individual contractowners of qualified and non-qualified contracts.

Item 32.
                   INDEMNIFICATION--UNDERTAKING

(a) Brief description of indemnification provisions. (filed with Post-Effective Amendment No. 48 to this Registration Statement on April 28, 1998)

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933. (filed with Post-Effective Amendment No. 48 to this Registration Statement on April 28, 1998)

Item 33.  Business and Other Connections of Investment Adviser.

The Lincoln National Life Insurance Company, the Investment Adviser, is principally engaged in the sale of life insurance, annuities, and related products and services.

Information concerning other activities of certain directors and officers of Lincoln National Life Insurance Company is set out in item 29 above.

Item 34.  Principal Underwriters

(a) Lincoln Life also currently serves as Principal Underwriter for Lincoln National Variable Annuity Fund A (Individual) and is the Sponsor of Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Flexible Premium Variable Life Account R;Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account Q; Lincoln National Variable Annuity Account 53.
(b) Not Applicable.

(c) Not Applicable.

Item 35.  Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 36.  Not Applicable



Item 37.  Undertakings


37.  Undertakings

     a.   Not applicable

     b. Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


     c. Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     d. Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

     e. Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by Lincoln Life.

     f. Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 52 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this ______ day of April, 2003.

                                     LINCOLN NATIONAL VARIABLE ANNUITY
                                     Variable Annuity Fund A (Individual)
                                     (Registrant)

                                     By:
                                         ---------------------------------------
                                         Kelly D. Clevenger, Chairperson
                                         Board of Managers
                                         Signature and Title)


                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                         (Depositor)

                                     By:
                                         ---------------------------------------
                                         Ronald L. Stopher
                                         (Signature-Officer of Depositor)
                                         Vice President, The Lincoln National
                                         Life Insurance Company
                                         (Title)


(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their
capacities indicated on April     , 2003.
                             -----

Signature                                  Title
---------                                  -----
                                           President and Director
------------------------------             (Principal Executive Officer)
Jon A. Boscia

                                           Executive Vice President,
------------------------------             Chief Executive Officer of
Lorry J. Stensrud                          Lincoln Retirement, and Director


                                           Senior Vice President, Chief
------------------------------             Financial Officer and Director
Janet Chrzan                               (Principal Accounting Officer and
                                           Principal Financial Officer)


                                           Director
------------------------------
Barbara S. Kowalczyk

                                           Executive Vice President,
------------------------------             Chief Executive Officer of
John H. Gotta                              Life Insurance, and Director


                                           Director
------------------------------
Richard C. Vaughan

                                           Director
------------------------------
Jude T. Driscoll

                                           Chief Investment Officer and Director
------------------------------
See Yeng Quek


*By                                        Pursuant to a Power of Attorney
    -----------------------------------
    Rise' C.M. Taylor